Important Information for Nuveen Global Equity Income Fund Shareholders

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a holder of common shares of Nuveen Global Equity Income Fund (the “Target Fund”) in connection with the Target Fund’s annual meeting of shareholders.

At the annual meeting, common shareholders of the Target Fund will vote on the following proposals:

•	the election of members of the Target Fund’s Board of Trustees (the list of specific nominees is contained in the enclosed Proxy Statement/Prospectus);

•

the merger of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds” and, each, a “Fund”), an open-end investment company that is a series of Nuveen Investment Trust (the “Merger”); and

•	the approval of a new sub-advisory agreement for the Target Fund with NWQ Investment Management Company, LLC (“NWQ”).

The Target Fund’s Board of Trustees, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Proposal Regarding the Merger

Q.	Why is the Merger being recommended?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ, also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the

reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	What are the anticipated benefits of the proposed Merger to Target Fund common shareholders?

A.	Based on information provided by the Adviser, the Target Fund’s Board believes that the Merger may benefit Target Fund shareholders in a number of ways, including, among other things, the following:

•	the Merger affords Target Fund shareholders continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies;

•

the historical performance of the Acquiring Fund, on an absolute basis and relative to its benchmark, has generally been superior to the performance of the Target Fund and provides the opportunity for improved performance over time; and

•	Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

Q.	How will the proposed Merger affect my shares?

A.	Upon the closing of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received by Target Fund shareholders will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Merger.

Common shares of the Target Fund are listed for trading on the New York Stock Exchange, where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s common shares historically have traded at a discount to net asset value. In contrast, Class A shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund at net asset value, less any applicable charges. Following the completion of the Merger, Target Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Merger at net asset value on each day the Acquiring Fund is open for business.

Q.	What are the principal differences between an open-end investment company and a closed-end investment company?

A.	Common shares of closed-end investment companies, such as the Target Fund, are generally listed for trading on a securities exchange, such as the New York Stock Exchange, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. While neither the Target Fund nor the Acquiring Fund currently uses leverage, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred stock and debt securities in addition to common shares. In addition, closed-end funds, because of their more stable asset base, are permitted to invest a greater portion of their assets in illiquid securities than open-end funds.

Investors pay brokerage commissions in connection with the purchase and sale of Target Fund shares on the New York Stock Exchange. Certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). In addition, shareholders of the Acquiring Fund who hold their shares through a financial intermediary may pay transaction fees charged by such intermediaries.

Q.	Will Target Fund shareholders who redeem Acquiring Fund shares after the Merger be charged a redemption fee?

A.	No. Shareholders of the Target Fund who receive Acquiring Fund shares in the Merger will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The Funds have similar investment objectives. The Target Fund’s investment objective is to provide a high level of total return. The investment objective of the Acquiring Fund is to provide high current income and long-term capital appreciation.

The Target Fund pursues its objective by investing primarily in a diversified global portfolio of value equity securities. The Target Fund invests at least 80% of its managed assets in equity securities. The Target Fund may invest in common stock and other equity securities, including, but not limited to, common stock, preferred stock, convertible securities, and securities of real estate investment trusts and master limited partnerships.

The Target Fund will invest at least 40% of its managed assets in non-U.S. companies. The Target Fund will invest no more than (a) 75% of its managed assets in non-U.S. companies; (b) 30% of its managed assets in companies located in emerging markets; and (c) 30% of its managed assets in securities of companies in a single non-U.S. country. The Target Fund may invest up to 10% of its managed assets in debt securities including below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds, and unrated securities of comparable quality.

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of borrowings for investment purposes in equity securities. The Acquiring Fund may invest in securities issued by companies of any market capitalization. The Acquiring Fund may invest in securities of issuers located anywhere in the world, will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets.

Up to 20% of the Acquiring Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Acquiring Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

Each Fund may write (sell) covered call options on a portion of the equity securities in its portfolio. Each Fund may also use derivatives both for hedging purposes and in pursuit of its investment objective.

While the principal investment strategies of the Funds are similar, the Acquiring Fund’s portfolio has historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund currently does not hedge its currency exposure, while the Target Fund hedges its currency exposure.

Q.	How will the Merger impact fees and expenses?

A.

The fee and expense structure of the Funds differs because of structural differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Merger. The Acquiring Fund’s management fee rate is significantly lower than that of the Target Fund as a result of the Acquiring Fund’s lower fund-level management fee rate at all asset levels. However, Class A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) while shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee. The pro forma gross expense ratio of the combined fund following the Merger is estimated to be approximately ten basis points (0.10%) higher than the gross expense ratio of the Target Fund as of the dates in the fee and expense table, due to the higher costs of operating an open-end fund (i.e., higher transfer agency and shareholder servicing fees). As of the same dates, taking waivers into account, annual expenses of the combined fund following the Merger are expected to be slightly higher. These estimates assume a substantial reduction in assets attributable to the Target Fund due to potential redemptions immediately following the Merger. See “Comparative Expense Information” on page 35 of the Proxy Statement/Prospectus. See also “Will the Funds have to pay any fees or expenses in connection with the Merger?” on page vi below.

The Adviser has historically agreed to cap the total annual fund expenses of the Acquiring Fund at a specified level. Effective June 1, 2016, the Adviser agreed to waive fees and/or reimburse expenses through October 31, 2017 so that the Acquiring Fund’s total expense ratio (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) does not exceed 0.90% of the average daily net assets of any class of Acquiring Fund shares. As a result, while the cap is in place, the total annual net expense ratio of Class A shares of the Acquiring Fund following the Merger, after application of the cap, is expected to be 2 basis points (0.02%) higher than the total annual expense ratio of the Target Fund for its fiscal year ended December 31, 2015. The Board considered fee and expense information for each Fund as of March 31, 2016. The pro forma net annual expense ratio of the Acquiring Fund following the Merger is expected to be the same as the annual expense ratio of the Target Fund as of March 31, 2016.

Q.	How does the Target Fund’s distribution policy compare to the Acquiring Fund’s distribution policy?

A.	The Target Fund currently employs a managed distribution policy, which seeks to distribute the Target Fund’s projected long-run total return consisting of both dividend income as well as expected price appreciation, through regular quarterly distributions. The Acquiring Fund distributes substantially all of its income quarterly and distributes any taxable gains annually. The distributions of the Target Fund may include a return of capital, while the Acquiring Fund’s distributions ordinarily do not include a return of capital.

Q.	Will the portfolio of the Target Fund or the Acquiring Fund be repositioned in connection with the Merger?

A.

Yes. NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold. Following such sales, it is currently expected that approximately 40% of the Target Fund’s portfolio will be reinvested directly in portfolio securities consistent with NWQ’s then-current portfolio recommendations. It is anticipated that the balance of the portfolio of the Target Fund will be held in futures on global stock indices or other index-based instruments in order to maintain global equity market exposure while maintaining a high level of portfolio liquidity in anticipation of potential redemptions following the Merger. The Funds anticipate redemptions following the Merger because closed-end funds, particularly those trading at significant discounts to net asset value, typically experience redemptions following conversion to an open-end fund. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2016. Capital gains from

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such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

Q.	Will the Merger constitute a taxable event for the Target Fund’s shareholders?

A.	No. The Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. While the repositioning plan described above is intended to address potential redemptions of former Target Fund shareholders following the Merger, to the extent that additional portfolio investments of the Acquiring Fund are sold after the Merger in order to meet additional redemption requests, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Target Fund).

Q.	Will the Funds have to pay any fees or expenses in connection with the Merger?

A.	Yes. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016. The estimated costs of the Merger to be borne by the Target Fund will be accrued as a liability of the Target Fund prior to the completion of the Merger and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the net asset value of the Target Fund will be reduced by the amount of such costs prior to the determination of the net asset value of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Merger. Additionally, the Target Fund will bear the costs of any portfolio repositioning in connection with the sub-adviser change as described above, which are expected to total approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016.

Q.	What will happen if the Merger is not completed?

A.	If the Merger is not completed, the Target Fund’s Board of Trustees may take such actions as it deems in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund sub-advised by NWQ.

Q.	Is the Merger contingent on the other Restructuring Proposals?

A.	No. If the closing conditions with respect to the Merger are satisfied or waived, the Merger will be consummated whether or not the other Restructuring Proposals are approved.

Q.	What is the timetable for the Merger?

A.	If approved by Target Fund shareholders on September 16, 2016, the Merger is expected to take effect on or about October 7, 2016, or as soon as practicable thereafter.

Q.	How does the Target Fund’s Board of Trustees recommend that shareholders vote on the Merger?

A.	After careful consideration, the Target Fund’s Board of Trustees has determined that the Merger is in the best interests of the Target Fund and recommends that you vote FOR approval of the Merger.

Additional Proposals

Q.	In light of the Merger proposal, why are shareholders of the Target Fund being asked to elect Board members for the Target Fund?

A.	The terms of four members of the Target Fund’s Board of Trustees expire at the 2016 annual meeting of shareholders. In the event the Merger is not completed, shareholders are being asked to elect Board members to provide for the Target Fund’s continuing operation as a stand-alone fund.

Q.	In light of the Merger proposal, why are shareholders of the Target Fund being asked to approve a new sub-advisory agreement for the Target Fund?

Effective August 1, 2016, NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement with a maximum term of 150 days. In the event the Merger is not completed at all, or is not consummated prior to the expiration of the interim agreement, the Adviser recommended and the Target Fund’s Board approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund. In order for NWQ to serve as the sub-adviser to the Target Fund on a longer term basis, shareholders of the Target Fund are being asked to approve a new sub-advisory agreement.

Q.	How does the Target Fund’s Board of Trustees recommend that shareholders vote on the election of Board members and the approval of the new sub-advisory agreement?

A.	The Target Fund’s Board of Trustees recommends that you vote FOR the election of each of the Class I Board members standing for election at the 2016 annual meeting. In addition, after careful consideration, the Target Fund’s Board of Trustees has determined that the new sub-advisory agreement is in the best interests of the Target Fund and recommends that you vote FOR approval of the agreement.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 905-8160 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

AUGUST 18, 2016

NUVEEN GLOBAL EQUITY INCOME FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2016

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Global Equity Income Fund (the “Target Fund”) will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 16, 2016, at 2:00 p.m. Central time, for the following purposes:

1.	Election of Board Members. Four (4) Class I board members are to be elected by holders of common shares. Board members Hunter, Stockdale, Stone and Wolff are nominees for election by all shareholders.

2.	Agreement and Plan of Merger. To approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into NNGEIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, with shares of the Target Fund being converted into newly issued shares of the Acquiring Fund.

3.	Approval of New Sub-Advisory Agreement. To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to the Target Fund.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Target Fund as of the close of business on July 19, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT/PROSPECTUS

Dated August 18, 2016

relating to the merger of

NUVEEN GLOBAL EQUITY INCOME FUND

with and into a wholly-owned subsidiary of

NUVEEN NWQ GLOBAL EQUITY INCOME FUND,

a series of Nuveen Investment Trust

This Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Global Equity Income Fund (the “Target Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Trustees for use at the Annual Meeting of Shareholders of the Target Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 16, 2016, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), to consider the proposals listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus, which proposals include the proposed merger (the “Merger”) of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), an open-end management investment company and a series of Nuveen Investment Trust (the “Acquiring Trust”). Each of the Target Fund and the Acquiring Trust is organized as a Massachusetts business trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and each individually as a “Fund.” The Board of Trustees of the Target Fund and the Board of Trustees of the Acquiring Trust are referred to herein collectively as the “Boards” and each individually as a “Board,” and the members of each Board are referred to herein as the “Board Members” and each individually as a “Board Member.” The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about August 22, 2016. Shareholders of record of the Target Fund as of the close of business on July 19, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus, including the merger proposal, and constitutes an offering of Class A shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

At the Annual Meeting, the common shareholders of the Target Fund will be asked to approve Proposals Nos. 1, 2 and 3, each as described below, which must be approved by the Fund’s common shareholders as follows:

Proposal No. 1.	To elect Board Members. Four (4) Class I Board Members are to be elected by a plurality of the Target Fund’s common shareholders.

Proposal No. 2.	To approve the Agreement and Plan of Merger. The Agreement and Plan of Merger must be approved by a majority (more than 50%) of the Target Fund’s outstanding common shares.

Proposal No. 3.	To approve a new sub-advisory agreement. The new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to the Target Fund must be approved by a vote of a “majority of the Target Fund’s outstanding voting securities.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the common shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding common shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

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Those persons who were common shareholders of record of the Target Fund as of the close of business on July 19, 2016 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of July 19, 2016 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund and Share Class (Ticker Symbol)	Shares(1)
Target Fund
Common Shares (JGV)	18,776,509
Acquiring Fund:
Class A (NQGAX)	65,147
Class C (NQGCX)	15,378
Class R3 (NQGRX)	12,500
Class I (NQGIX)	2,026,475

(1)	The common shares of the Target Fund, a closed-end fund, are listed on the NYSE. Class A, Class C, Class R3 and Class I shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ Investment Management Company, LLC (“NWQ”), also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the 1940 Act.

Effective as of August 1, 2016, NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement with a maximum term of 150 days. In the event the Merger is not completed at all or prior to the expiration of the interim sub-advisory agreement, the Adviser recommended and the Target Fund’s Board approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund. In order for NWQ to serve as the sub-adviser to the Target Fund on a longer term basis, shareholders of the Target Fund are being asked to consider approval of a new sub-advisory agreement. The terms of the new sub-advisory agreement are substantially the same as the former sub-advisory agreement except for the identity of the sub-adviser, its date and its initial term.

iii

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(1)	the Acquiring Fund’s Prospectus, dated October 30, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(2)	the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the six-month period ended December 31, 2015 (File No. 811-07619).

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(1)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund, for the fiscal year ended December 31, 2015 (File No. 811-21903);

(2)	the Statement of Additional Information relating to the proposed Merger, dated August 18, 2016 (the “Merger SAI”);

(3)	the Acquiring Fund’s Statement of Additional Information dated October 30, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619);

(4)	the audited financial statements contained in the Annual Report of the Acquiring Fund and Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, only insofar as they relate to the Acquiring Fund and Nuveen Tradewinds Value Opportunities Fund, for the fiscal year ended June 30, 2015 (File No. 811-07619);

(5)	the audited financial statements contained in the Annual Report of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, only insofar as they relate to Nuveen Tradewinds Global All-Cap Fund, for the fiscal year ended July 31, 2015 (File No. 811-08333);

(6)	the unaudited financial statements contained in the Semi-Annual Report of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, only insofar as they relate to Nuveen Tradewinds Global All-Cap Fund, for the six-month period ended January 31, 2016 (File No. 811-08333); and

(7)	the unaudited financial statements contained in the Semi-Annual Report of Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, only insofar as they relate to Nuveen Tradewinds Value Opportunities Fund, for the six-month period ended December 31, 2015 (File No. 811-07619).

No other parts of the Funds’ or any other fund’s Annual or Semi-Annual Reports are incorporated by reference herein.

iv

Copies of the foregoing may be obtained without charge by calling (800) 257-8787, by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606 or by visiting Nuveen’s website at www.nuveen.com. If you wish to request a copy of the Merger SAI, please ask for the “Global Equity Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. The Funds’ Annual Reports and Semi-Annual Reports are also available on Nuveen’s website at www.nuveen.com.

The Target Fund and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the Class A shares of the Acquiring Fund of which this Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Target Fund, a closed-end fund, are listed on the NYSE. Reports, proxy statements and other information concerning the Target Fund can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005. Class A, Class C, Class R3 and Class I shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Class A shares of the Acquiring Fund in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

vi

vii

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Target Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by shareholders, to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by Target Fund shareholders. Board Members Hunter, Stockdale, Stone, and Wolff have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Cook, Evans, Kundert, Moschner, Nelson, Schneider and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Target Fund’s then-present Board.

For the Target Fund, Class I Board Members Hunter, Stockdale and Stone, nominees for election by holders of common shares, were last elected at the annual meeting of shareholders held on April 3, 2013. On February 4, 2016, Board Member Wolff, also a nominee for election by Target Fund shareholders, was appointed as a Board Member and designated as a Class I Board Member with respect to the Target Fund, effective February 15, 2016. Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the Target Fund’s special meeting of shareholders held on August 5, 2014. Class III Board Members Evans and Schneider were last elected at the Target Fund’s annual meeting of shareholders held on March 26, 2015. On June 22, 2016, Board Members Cook and Moschner were appointed as Board Members and designated as Class III Board Members with respect to the Target Fund, effective July 1, 2016.

Other than Board Members Adams and Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of the Target Fund. Accordingly, the four nominees for election as Class I Board Members of the Target Fund who receive the most “FOR” votes will be elected. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of the Target Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below designated as a Class I Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1996, Chairman of the Board since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	184	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	184	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2003	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	184	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	184	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of the Curran Center for Catholic American Studies (since 2009) and the President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	184	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2006	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007), and Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of the John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184	Member of the
Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
the Dominion
of Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
the Travelers
Companies,
					Inc.).
Board Members who are “interested persons” of the Funds
William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1964	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184	None

(1)	Length of time served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person,” as defined in the 1940 Act, by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Target Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2015:

Dollar Range of Equity Securities

Name of Board Member	Target Fund	Family of Investment Companies(1)
Board Members who are not “interested persons” of the Funds
Jack B. Evans	None	over $100,000
William C. Hunter	None	over $100,000
David J. Kundert	None	over $100,000
Albin F. Moschner(2)	None	None
John K. Nelson	None	over $100,000
William J. Schneider	None	over $100,000
Judith M. Stockdale	None	over $100,000
Carole E. Stone	None	over $100,000
Terence J. Toth	None	over $100,000
Margaret L. Wolff(3)	None	None
Board Members who are “interested persons” of the Funds
William Adams IV	None	over $100,000
Margo L. Cook(2)	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.
(2)	Ms. Cook and Mr. Moschner were appointed on June 22, 2016 to the Board effective July 1, 2016.
(3)	Ms. Wolff was appointed to the Board effective February 15, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, NWQ, the Target Fund’s current sub-adviser effective August 1, 2016, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, NWQ or Nuveen Investments.

As of December 31, 2015, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the deferred compensation plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of such Fund. As of December 31, 2015, the Board Members and officers of the Target Fund as a group beneficially owned less than 1% of the total outstanding common shares of the Target Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Fund and the Acquiring Fund.”

Compensation

Effective January 1, 2016, Independent Board Members receive a $170,000 annual retainer plus (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $80,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $12,500 each as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Target Fund does not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Target Fund has no employees. The officers of the Target Fund and each Board Member of the Target Fund who is not an Independent Board Member serve without any compensation from the Target Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Target Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Target Fund(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Target Fund	$917	$867	$800	$884	$869	$818	$880	$831	$899
Total Compensation from Nuveen Funds Paid to Board Members	$324,993	$302,125	$277,113	$303,750	$310,125	$284,860	$306,442	$278,625	$320,574

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are as follows:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Target Fund	$86	$—	$800	$—	$869	$199	$423	$—	$357
(2)	Ms. Wolff was appointed on February 4, 2016 to the Board effective February 15, 2016. Mr. Moschner was appointed on June 22, 2016 to the Board effective July 1, 2016.
(3)	Ms. Stringer retired from the Board as of December 31, 2015.

Board Leadership Structure and Risk Oversight

The Board of the Target Fund oversees the operations and management of the Target Fund, including the duties performed for the Target Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. The Board Members serve on each Nuveen-branded fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme that raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers. During the fiscal year ended December 31, 2015, the Board met 12 times.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected William J. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Target Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. As of July 1, 2016, the members of the Executive Committee are William J. Schneider, Chair; William Adams IV; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Nuveen fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of July 1, 2016, the members of the Dividend Committee are William C. Hunter, Chair; Judith M. Stockdale; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Dividend Committee met four times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Funds and may review and evaluate any matters relating to any existing Closed-End Funds. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair; William Adams IV; Jack B. Evans; Albin F. Moschner; John K. Nelson; William J. Schneider; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Closed-End Funds Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards of the NYSE or NYSE MKT, as applicable, pertaining to closed-end funds. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Target Fund, and the audits of the financial statements of the Target Fund; the quality and integrity of the financial statements of the Target Fund; the Target Fund’s compliance with legal and regulatory requirements relating to the Target Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Target Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Target Fund’s portfolio. Subject to the Board’s general oversight of such actions, the Audit Committee addresses any valuation issues, oversees the Target Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Target Fund’s securities brought to its attention, and considers the risks to the Target Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Target Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Target Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Target Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix B to this Proxy Statement/Prospectus and is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Audit Committee are Jack B. Evans Chair; David J. Kundert; John K. Nelson; Carole E. Stone; and Terence J. Toth, each of whom is an Independent Board Member of the Target Fund. During the fiscal year ended December 31, 2015, the Audit Committee met four times. A report of the Audit Committee relating to the audited financial statements included in the Target Fund’s most recent Annual Report is included in this Proxy Statement/Prospectus under the heading “General Information—Audit Committee Report.”

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Target Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Target Fund’s compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Target Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Target Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Target Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Target Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Target Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Target Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended December 31, 2015, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Target Fund’s business.

In addition, the Nominating and Governance Committee, among other things makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the

Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and the weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. However, all candidates must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair; Jack B. Evans; William C. Hunter; David J. Kundert; Albin F. Moschner; John K. Nelson; Judith M. Stockdale; Carole E. Stone; Terence J. Toth; and Margaret L. Wolff. During the fiscal year ended December 31, 2015, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of the Target Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Target Fund and the number of Board Members who attended the last annual meeting of shareholders of the Target Fund is posted on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and will not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Nominees for Election as Class I Board Members (All Independent Board Members)

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science in Geography from the University of Durham (UK) and a Master of Forest Science from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and the Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Continuing Board Members

Interested Board Members

William Adams IV

Mr. Adams, an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team of TIAA Global Asset Management (“TGAM”), as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Co-Chief Executive Officer, and was formerly Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts from Yale University and his Master of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team of TGAM, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Independent Board Members

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012).

Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of the Curran Center for Catholic American Studies, and the President’s Council. He is also a member of the Economic Club of Chicago and was formerly a member of the Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University (2011-2014). Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Master of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship (since 2005), Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its investment committee and previously served as a Director of LogicMark LLC (2012-2016). Mr. Toth graduated with a

Bachelor of Science from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman. William J. Schneider currently serves as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms. Pursuant to the organizational documents of the Target Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, if any, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Target Fund. Officers receive no compensation from the Target Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003) and Nuveen Investments Advisers, LLC (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	83

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	185

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	83

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	185

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director and Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185

(1)	Length of time served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of July 1, 2016.

PROPOSAL NO. 2—MERGER OF THE TARGET FUND WITH AND INTO

A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Form of Agreement and Plan of Merger. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund’s Board believes the proposed Merger is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Merger, and the Acquiring Trust’s Board believes the proposed Merger is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Merger. If the Merger is approved and completed, shareholders of the Target Fund, a closed-end investment company, will become shareholders of the Acquiring Fund, an open-end investment company and a series of the Acquiring Trust.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See “Comparison of the Funds” beginning on page 26 and “Comparative Expense Information” beginning on page 35 for a comparison of investment policies fees and expenses and other matters. This Proxy Statement/Prospectus constitutes an offering of Class A shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (previously defined as “Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ Investment Management Company, LLC (previously defined as “NWQ”), also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (previously defined as the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the 1940 Act.

NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act as of August 1, 2016. NWQ employs a similar investment strategy in the management of both Funds’ investment portfolios, and the same portfolio managers at NWQ have day-to-day portfolio management responsibility for both Funds. Following the Merger, the Acquiring Fund will continue to be advised by the Adviser and sub-advised by NWQ, and the Acquiring Fund’s current portfolio managers will continue as portfolio managers of the combined fund after the Merger.

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold. It is currently expected that approximately 40% of the Target Fund’s portfolio will be invested directly in portfolio securities consistent with NWQ’s then-current portfolio recommendations. It is anticipated that the balance of the portfolio of the Target Fund will be held in futures on global stock indices or other index-based instruments in order to maintain global equity market exposure while maintaining a high level of portfolio liquidity in anticipation of potential redemptions following the Merger. The Funds anticipate redemptions following the Merger because closed-end funds, particularly those trading at significant discounts to net asset value, typically experience redemptions following conversion to an open-end fund. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share), based on average commission rates charged by transition managers, if such sales occurred on March 31, 2016. Capital gains from such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

Based on information provided by the Adviser, the Target Fund’s Board believes that the Merger may benefit Target Fund shareholders in a number of ways, including, among other things, the following:

•	the Merger affords Target Fund shareholders continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies;

•

the historical performance of the Acquiring Fund, on an absolute basis and relative to its benchmark, has generally been superior to the performance of the Target Fund and provides the opportunity for improved performance over time; and

•	Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

The Target Fund’s Board has determined that the Merger is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Merger.

The Merger

The Agreement and Plan of Merger (the “Agreement”) provides for the merger of the Target Fund with and into NNGEIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with common shares of the Target

Fund being converted into newly issued Class A shares of the Acquiring Fund. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Class A shares of the Acquiring Fund. The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund Class A shares issued to each Target Fund shareholder in the Merger will equal, as of the Valuation Time (as defined in the Agreement), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time.

The Target Fund’s Board unanimously approved the Merger and the Agreement at an in-person meeting held on May 24-26, 2016. The Target Fund’s Board recommends that shareholders vote FOR approval of the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes.

Prior to the closing of the Merger, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold as soon as practicable following the effective date, whether or not the Merger is consummated. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016.

Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

For a more detailed discussion of the federal income tax consequences of the Merger, please see “B. Information About the Merger—Material Federal Income Tax Consequences” below.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Comparison of the Funds

Investment Objectives. The Funds have similar investment objectives. The Target Fund’s investment objective is to provide a high level of total return. The investment objective of the Acquiring Fund is to provide high current income and long-term capital appreciation. The investment objective of each Fund is a “fundamental” investment policy and cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Principal Investment Strategies. The Funds have similar principal investment strategies; however there are differences. The chart below summarizes the investment objectives and principal strategies of the Funds.

Target Fund	Acquiring Fund	Differences
Investment Objective: To provide a high level of total return.	Investment Objective: To provide a high current income and long-term capital appreciation.	Similar; the Acquiring Fund has a specific objective of income.

Target Fund	Acquiring Fund	Differences

Principal Strategy:

The Target Fund pursues its objective by investing primarily in a diversified global portfolio of value equity securities. The Target Fund invests at least 80% of its net assets, including assets attributable to any preferred shares that may be outstanding and the principal amount of any borrowings (“Managed Assets”) in equity securities. The Target Fund may invest in common stock and other equity securities, including, but not limited to, common stock, preferred stock, convertible securities, and securities of real estate investment trusts and master limited partnerships.

Principal Strategy:

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock and preferred securities, and other securities with equity characteristics.

Similar.

Diversification: The Target Fund is a diversified company under the 1940 Act.	Diversification: The Acquiring Fund is a diversified company under the 1940 Act.	Same.

Industry Concentration: The Target Fund may not invest more than 25% of its Managed Assets in issuers of a single industry.	Industry Concentration: The Acquiring Fund may not invest more than 25% of its net assets in issuers of a single industry	Same.

Target Fund	Acquiring Fund	Differences

Foreign Securities:

The Target Fund will invest at least 40% of its Managed Assets in non-U.S. companies.

The Target Fund will invest no more than (a) 75% of its Managed Assets in non-U.S. companies; (b) 30% of its Managed Assets in companies located in emerging markets; and (c) 30% of its Managed Assets in securities of companies in a single non-U.S. country.

Foreign Securities:

The Acquiring Fund may invest in securities of issuers located anywhere in the world. Under normal conditions, the Acquiring Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets.

The Target Fund has a maximum exposure to non- U.S. issuers and a maximum exposure to issuers in a single non-U.S. country. The Acquiring Fund does not have comparable limits.

Market Capitalizations: No stated policy.	Market Capitalization: The Acquiring Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies.	Both Funds can invest in companies of any market capitalization.

Options Strategy: The Target Fund may write covered call options on up to 35% of its equity portfolio. The Target Fund expects to primarily write covered call options on individual securities.	Options Strategy: The Acquiring Fund may write covered call options in order to generate additional income.	The Target Fund has a stated limit; the Acquiring Fund does not.

Debt Securities:

The Target Fund may invest up to 10% of its Managed Assets in debt securities including below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds, and unrated securities of comparable quality.

Debt Securities:

Up to 20% of the Acquiring Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Acquiring Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

The Acquiring Fund may invest to a greater degree in debt securities.

Target Fund	Acquiring Fund	Differences

Other Investment Companies:

The Target Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Target Fund may invest directly.

Other Investment Companies:

The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Acquiring Fund may invest directly.

Substantially the same.

Other/Derivatives:

The Target Fund may use a variety of other investment techniques, such as derivatives and structured notes, to seek exposure to particular securities, markets or regions, to seek total return and to protect against declines in portfolio value due to the Target Fund’s exposure to movements in the equity or debt markets, and to seek exposure to non-U.S. currencies.

Other/Derivatives:

The Acquiring Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Acquiring Fund may use these derivatives to manage market or business risk, enhance the Acquiring Fund’s return, or hedge against adverse movements in currency rates.

Similar, although the Target Fund is generally permitted to use a broader range of derivatives and other investment techniques than the Acquiring Fund in pursuit of its investment objective.

Fundamental Investment Restrictions. Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The fundamental investment restrictions of the Funds, which are substantially similar, as well as certain non-fundamental investment restrictions of the Funds, are set forth in Appendix C to this Proxy Statement/Prospectus.

Additional Information Regarding Principal Investment Strategies. NWQ employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst, or if a company suspends or is projected to suspend its dividend or interest payments.

While the principal investment strategies of the Funds are similar, the Acquiring Fund’s portfolio has historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund currently does not hedge its currency exposure while the Target Fund hedges its currency exposure.

In evaluating the Merger, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Comparative Risk Information.”

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. The Funds’ portfolio turnover rates for the most recent fiscal years are set forth below.

Fund	Fiscal Year Ended	Rate
Target Fund	12/31/15	99%
Acquiring Fund	06/30/15	27%

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. The portfolio turnover of the Target Fund is expected to be higher in the current fiscal period due to the repositioning in connection with the transition to NWQ.

Investment Adviser and Sub-Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Nuveen is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of June 30, 2016, The Adviser managed approximately $130.3 billion in assets.

Nuveen Fund Advisors has selected its affiliate, NWQ Investment Management Company, LLC (previously defined as “NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, to serve as the sub-adviser to the Acquiring Fund and, effective August 1, 2016, as the sub-adviser to the Target Fund. NWQ manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. NWQ will continue to serve as the sub-adviser to the Acquiring Fund following the Merger.

James T. Stephenson, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of Bel Air’s Equity Policy Committee and the Portfolio Manager for the firm’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson assumed portfolio management responsibility for the Acquiring Fund in March 2012 and assumed portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Stephenson will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Merger.

Thomas J. Ray, CFA, is a Managing Director, Head of Fixed Income and Portfolio Manager at NWQ. Prior to joining NWQ in 2015, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, a boutique investment firm specializing in convertible securities, from 2001 to 2011. From 2011 until joining NWQ in 2015, Mr. Ray was a private investor. Prior to founding Inflective, Mr. Ray served as portfolio manager at Transamerica Investment Management. Mr. Ray assumed portfolio management responsibility for the Acquiring Fund on February 2, 2016 and assumed portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Ray will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Merger.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s Prospectus entitled “Who Manages the Funds” and the sections of the Acquiring Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Advisers.” Additional information about the compensation structure of the Funds’ portfolio managers, other accounts managed by the Funds’ portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Merger SAI under the heading “Other Information—Additional Information About the Funds—Portfolio Managers.”

Advisory and Other Fees. Pursuant to investment management agreements between Nuveen Fund Advisors and the Target Fund and Nuveen Fund Advisors and the Acquiring Trust, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rates set forth below:

Target Fund Management Fee
Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
For managed assets over $2 billion	0.7000%

(1)	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Acquiring Fund Management Fee
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex level fee is 0.20% of the Fund’s average daily managed assets (in the case of the Target Fund) or average daily net assets (in the case of the Acquiring Fund), based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee rate was 0.1639%.

Information regarding the considerations by the Target Fund’s Board with respect to the approval of the investment management agreement for the Target Fund is available in the Fund’s Semi-Annual Report for the six-month period ended June 30, 2015. Information regarding the considerations by the Acquiring Trust’s Board with respect to the approval of the investment management agreement for the Acquiring Fund is available in the Fund’s Annual Report for the fiscal year ended June 30, 2015.

For the Target Fund’s fiscal year ended December 31, 2015 and for the Acquiring Fund’s fiscal year ended June 30, 2015, each Fund paid its investment adviser the following management fees (net of any fee waivers and expense reimbursements) as a percentage of average net assets:

	Management Fee Rate
Target Fund	0.96%
Acquiring Fund	0.00	%(1)

(1)	Nuveen Fund Advisors waived fees and reimbursed expenses in excess of management fees due.

Board Members and Officers. The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of its respective Board of Trustees.

The same individuals serve on the Board of the Target Fund and the Board of the Acquiring Trust. As of the date of this Proxy Statement/Prospectus, there are twelve members of each Fund’s Board, two of whom are “interested persons” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). Pursuant to the Target Fund’s by-laws, the Target Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares, if any, are entitled as a class to elect two trustees of the Target Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Target Fund. In contrast, the declaration of trust of the Acquiring Trust provides that the Acquiring Trust’s Board may set the terms of office of the trustees, and may make their terms of unlimited duration. The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members—Board Nominees/Board Members.”

With the exception of Cedric H. Antosiewicz and David J. Lamb, each a Vice President of the Target Fund, each of the officers of the Target Fund described under “Proposal No. 1—The Election of Board Members—The Officers” is also an officer of and holds the same title with the Acquiring Fund. In addition, Jeffery M. Wilson serves as a Vice President of the Acquiring Fund. The following table sets forth information with respect to Mr. Wilson. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Mr. Wilson is not an officer of the Target Fund.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Jeffery M. Wilson 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President	Term: Annual Length of Service: Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Length of time served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of August 1, 2016.

Purchase, Redemption and Exchange of Shares. The common shares of the Target Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

The Acquiring Fund, an open-end fund, continuously offers new shares and offers four classes of shares: Class A shares, Class C shares, Class R3 shares and Class I shares. You may purchase, redeem or exchange shares of the Acquiring Fund on any business day, which is any day the NYSE is open for business. You may purchase, redeem or exchange shares of the Acquiring Fund through a financial adviser or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Any purchases of any class of shares made after the Merger will be subject to the standard fee structure applicable to such class. The Acquiring Fund’s initial and subsequent investment minimums for Class A shares generally are set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive Class A shares in the Merger.

Class A
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•    $2,500 for Traditional/Roth IRA accounts.

•    $2,000 for Coverdell Education Savings Accounts.

•    $250 for accounts opened through fee-based programs.

•    No minimum for retirement plans.

Minimum Additional Investment	$100

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares,” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

Distributions. The Target Fund has adopted a managed distribution program under which the Target Fund declares and pays quarterly distributions to its common shareholders. The goal of the Target Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

If the total return of the Target Fund’s overall strategy is less than the distribution rate for an extended period of time, the Target Fund will effectively be drawing upon its net asset value to meet payments prescribed by its managed distribution program. For federal income tax purposes, such distributions by the Target Fund may consist in part of a non-taxable return of capital to common shareholders. A return of capital distribution reduces a shareholder’s tax basis in his or her common shares. To the extent the distribution exceeds a shareholder’s basis, the distribution is treated as capital gain for shareholders who hold their shares as capital assets. Target Fund shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. Its capital gains are distributed at least once a year.

With respect to both Funds, the tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. Dividends and distributions (other than any portion constituting a non-taxable return of capital) are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Acquiring Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Further Information. Additional information concerning the Target Fund and the Acquiring Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the Acquiring Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Comparative Expense Information

The tables below provide information about the fees and expenses attributable to common shares of the Target Fund and Class A shares of the Acquiring Fund and the pro forma fees and expenses of Class A shares of the combined fund following the Merger. The tables also show the pro forma fees and expenses of Class A shares of the combined fund following both the Merger and the subsequent reorganization of each of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund into the Acquiring Fund (the “Subsequent Reorganizations”). The Merger and the Subsequent Reorganizations are not contingent. There is no assurance that the Subsequent Reorganizations will be consummated. Annual fund operating expenses reflect the fees in effect for the Target Fund for its fiscal year ended December 31, 2015 and for the Acquiring Fund for its fiscal year ended June 30, 2015. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, and assume the Merger and the Subsequent Reorganizations, as applicable, occurred as of June 30, 2015.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund Common Shares	Acquiring Fund Class A Shares		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	5.75	%(1)	5.75	%(1)	5.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	N/A	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	None		None		None
Exchange Fees	N/A	None		None		None
Annual Low Balance Account fee (for accounts under $1,000)	N/A	$15(2)		$15(2)		$15(2)

(1)	No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger.
(2)	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) and Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the net asset value of your investment)

	Target Fund		Acquiring Fund		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
Management Fees	0.96%		0.71	%(2)	0.71	%(2)	0.69	%(2)
Distribution and Service (12b-1) Fees	N/A		0.25%		0.25%		0.25%
Other Expenses	0.13	%(3)	5.93	%(3)	0.23%		0.23%

Total Annual Fund Operating Expenses	1.09%		6.89%		1.19%		1.17%
Fee Waivers and/or Expense Reimbursements	N/A		(5.78	)%(4)	(0.08	)%(4)	(0.06	)%(4)

Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements	1.09%		1.11%		1.11%		1.11%

(1)	Pro forma expenses reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended June 30, 2015 of $171,463,684 as a result of potential redemptions following the Merger. Pro forma expenses do not include the expenses to be borne by the common shareholders of the Target Fund in connection with the Merger, which are estimated to be $585,000 (0.22% based on average net assets applicable to common shares of the Target Fund for the 12 months ended December 31, 2015). It is anticipated that Nuveen Fund Advisors or an affiliate will reimburse all Subsequent Reorganization costs.
(2)	Management fees of the Acquiring Fund and the Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only) and Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations) have been restated to reflect the Acquiring Fund fee schedule that went in effect as of June 1, 2016.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.
(4)	Fee waivers and/or expense reimbursements of the Acquiring Fund and the Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only) and Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations) have been restated to reflect the agreement that went in effect as of June 1, 2016. The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of the Acquiring Fund’s shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Acquiring Trust Board.

Examples

The examples below are intended to help you compare the cost of investing in each Fund, the pro forma cost of investing in the combined fund following the Merger. The examples also show the pro forma cost of investing in the combined fund following the Merger and the Subsequent Reorganizations. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above). The examples also assume that your investment has a 5% return each year, that a Fund’s operating expenses remain at the level shown in the table above and that the contractual fee waivers currently in place are not renewed beyond the periods stated in the table above. Fee waivers and expense reimbursements, where applicable, are taken into account for the periods beginning November 1, 2016. The first example below assumes that you sell your shares at the end of a period.

The second example below assumes that you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	Target Fund Common Shares	Acquiring Fund Class A Shares(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
1 Year	$111	$682	$682	$682
3 Years	$347	$2,006	$924	$920
5 Years	$601	$3,280	$1,184	$1,176
10 Years	$1,329	$6,261	$1,929	$1,909

(1)	The example above reflects the imposition of the maximum sales charge (load) imposed on purchases of Acquiring Fund Class A shares. However, no sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Based on the assumptions described above, and removing the effect of the sales charge, your costs would be:

	Target Fund Common Shares	Acquiring Fund Class A Shares	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
1 Year	$111	$113	$113	$113
3 Years	$347	$1,518	$370	$366
5 Years	$601	$2,870	$647	$638
10 Years	$1,329	$6,033	$1,436	$1,415

Estimated Costs Assuming You Did Not Sell Your Shares at the End of the Period

	Target Fund Common Shares	Acquiring Fund Class A Shares(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
1 Year	$111	$682	$682	$682
3 Years	$347	$2,006	$924	$920
5 Years	$601	$3,280	$1,184	$1,176
10 Years	$1,329	$6,261	$1,929	$1,909

(1)	The example above reflects the imposition of the maximum sales charge (load) imposed on purchases of Acquiring Fund Class A shares. However, no sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Based on the assumptions described above, and removing the effect of the sales charge, your costs would be:

	Target Fund Common Shares	Acquiring Fund Class A Shares	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
1 Year	$111	$113	$113	$113
3 Years	$347	$1,518	$370	$366
5 Years	$601	$2,870	$647	$638
10 Years	$1,329	$6,033	$1,436	$1,415

The Adviser has historically agreed to cap the total annual fund expenses of the Acquiring Fund at a specified level. Effective June 1, 2016, the Adviser agreed to waive fees and/or reimburse expenses through October 31, 2017 so that the Acquiring Fund’s total expense ratio (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) does not exceed 0.90% of the average daily net assets of any class of Acquiring Fund shares. As a result, while the cap is in place, the total annual net expense ratio of Class A shares of the Acquiring Fund following the Merger, after taking the current expense cap into account, is expected to be 2 basis points (0.02%) higher than the total annual expense ratio of the Target Fund for its fiscal year ended December 31, 2015.

Comparative Risk Information

Because the Funds have similar investment objectives and principal investment strategies, the principal risks of investing in each Fund are similar. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

The value of your investment in the Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in a Fund, listed alphabetically, include the following:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Covered Call Risk—Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio. To the extent the Fund uses derivative instruments for hedging foreign currency exposure, there is no assurance that the Fund’s currency exposure will be completely eliminated.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry or sector of the market.

High-Yield Securities Risk—High-yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

As a closed-end fund, an investment in the Target Fund is also subject to the following risk. An investment in the Acquiring Fund, an open-end fund, is not subject to this risk.

Market Discount from Net Asset Value—The market price of shares of closed-end funds may fluctuate and during certain periods trade at prices lower than net asset value. The Target Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Target Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Target Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Target Fund as a vehicle for trading purposes.

Comparative Performance Information

The total returns of the Funds for the periods ended December 31, 2015, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The following bar charts and tables provide some indication of the potential risks of investing in each Fund. The Target Fund’s performance information reflects that Fund’s performance prior to the sub-adviser change on August 1, 2016. The Acquiring Fund’s performance information prior to December 13, 2013 reflects that Fund’s performance using investment strategies that differed significantly from those currently in place. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar charts below show the variability of each Fund’s performance from year to year for the Target Fund’s common shares, on both a net asset value and share price basis, and for the Acquiring Fund’s Class A shares. The bar chart and highest/lowest quarterly and year-to-date returns for the Acquiring Fund that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below show the variability of each Fund’s average annual total returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns for the Acquiring Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans. For the Target Fund, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns on a net asset value basis are net of Target Fund expenses, and assume reinvestment of distributions. Share price returns assume reinvestment of distributions. Indexes are not available for direct investment.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Target Fund—Common Shares Annual Total Return

Net Asset Value

Share Price

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 24.76% and -14.69%, respectively, on a net asset value basis and 34.64% and -27.07%, respectively, on a share price basis for the quarters ended June 30, 2009 and September 30, 2008. The Target Fund’s common shares’ calendar year-to-date return through June 30, 2016 was 2.43% on a net asset value basis and 11.34% on a share price basis.

Acquiring Fund—Class A Annual Total Return

During the periods shown in the bar chart, the Acquiring Fund’s Class A shares highest and lowest calendar quarter returns were 11.96% and -16.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011. The Acquiring Fund’s Class A shares calendar year-to-date return on a net asset value basis through June 30, 2016 was -2.05%.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Target Fund	1 Year	5 Years	Since Inception (07/24/06)
Common Shares (net asset value basis)	-9.26%	-2.64%	3.16%
Common Shares (share price basis)	-8.61%	-4.26%	2.08%
MSCI All Country World Index(1) (reflects no deduction for fees, expenses or taxes)	-2.36%	6.09%	4.58%
Lipper Global Funds Category Average(2) (reflects no deduction for taxes)	-5.57%	3.93%	3.35%

(1)	A free float-adjusted market capitalization weighted index designed to track the equity market performance of both developed markets and emerging markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Acquiring Fund	1 Year	5 Years	Since Inception (09/15/09)
Class A (return before taxes)	-5.25%	6.75%	8.49%
Class A (return after taxes on distributions)	-5.92%	5.47%	7.18%
Class A (return after taxes on distributions and sale of fund shares)	-2.42%	5.17%	6.57%
MSCI World Index(1) (reflects no deduction for fees, expenses or taxes)	-0.87%	7.59%	8.69%
Lipper Global Equity Income Funds Category Average(2) (reflects no deduction for taxes or sales loads)	-3.48%	5.62%	6.98%

(1)	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Category.

Comparison of Fund Structures

As a result of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

Common shares of closed-end funds, such as the Target Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization.

The following tables show for the periods indicated: (1) the high and low sales prices for common shares of the Target Fund reported as of the end of the day on the corresponding stock exchange of the Target Fund, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2016	$12.13	$10.63	$12.52	$11.48	(3.11)%	(9.31)%
March 2016	$10.97	$9.42	$12.17	$10.54	(7.43)%	(13.58)%
December 2015	$11.26	$10.17	$13.06	$11.91	(10.12)%	(16.48)%
September 2015	$12.45	$9.99	$14.22	$11.74	(11.89)%	(16.74)%
June 2015	$13.82	$12.42	$15.56	$14.12	(10.43)%	(13.84)%
March 2015	$13.25	$12.29	$15.07	$13.95	(10.77)%	(13.38)%
December 2014	$13.32	$12.00	$15.09	$13.70	(8.85)%	(13.75)%
September 2014	$14.84	$13.36	$16.13	$15.09	(7.48)%	(11.86)%
June 2014	$14.80	$13.08	$16.41	$14.88	(7.56)%	(13.29)%
March 2014	$13.35	$12.29	$15.26	$14.06	(11.03)%	(13.69)%
December 2013	$13.78	$12.77	$15.76	$14.67	(10.88)%	(13.78)%
September 2013	$13.27	$12.32	$15.13	$13.80	(6.56)%	(13.36)%
June 2013	$14.50	$12.03	$15.49	$13.67	(5.11)%	(12.00)%
March 2013	$15.48	$14.14	$16.67	$15.48	(4.58)%	(9.71)%

On August 4, 2016, the closing sale price of the Target Fund’s common shares was $11.88. This price represents a discount to net asset value of (2.62)%.

In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

If the Merger is completed, Target Fund common shareholders who become holders of Class A shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. If Proposal No. 2 is approved by Target Fund shareholders, the discount may be reduced before the date of the Merger to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the completion of the Merger. The trading discount of the Target Fund’s common shares declined to an average of (4.64)% during the week following the May 16, 2016 announcement of the proposed Merger from an average of (12.37)% during the 12 months leading up to the announcement.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right. Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Investors pay brokerage commissions in connection with the purchase and sale of common shares of closed-end funds, such as the Target Fund, on a securities exchange. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Merger is completed, shareholders wishing to realize the value of their Acquiring Fund shares may do so by redeeming those shares at net asset value, less any applicable charges. The Acquiring Fund generally pays redemption proceeds in cash. However, if the Acquiring Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Acquiring Fund may pay all or a portion of your redemption proceeds in-kind, i.e., in securities or other Acquiring Fund assets. In-kind redemptions are taxable to shareholders for federal income tax purposes in the same manner as cash redemptions. Although it is unlikely that Acquiring Fund shares would be redeemed in-kind, a shareholder would probably have to pay brokerage costs to sell the securities or other assets distributed to him or her, and possibly taxes on any capital gains from that sale if the securities or other assets have appreciated in value since the time of the distribution. Until they are sold, any securities or other assets distributed as part of a redemption in-kind may be subject to market risk.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

The net asset value per share of both the Target Fund and the Acquiring Fund is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for the Target Fund and each class of the Acquiring Fund by taking the value of the Fund’s or class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the applicable Fund’s Board or its delegate.

Fees and Expenses. Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). For a complete description of this arrangement, see the section of the Acquiring Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Distribution and Service Plan.”

Portfolio Management. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Securities. Open-end funds are subject to an SEC guideline prohibiting them from investing more than 15% of their net assets in illiquid securities, and the Acquiring Fund is subject to a non-fundamental investment policy prohibiting it from investing more than 15% of its net assets in illiquid securities. Although closed-end funds in general are not subject to this requirement, the Target Fund is also subject to a non-fundamental investment policy prohibiting it from investing more than 15% of its Managed Assets in illiquid securities.

Borrowings and Senior Securities. The 1940 Act prohibits a closed-end fund from issuing any “senior security” that represents indebtedness (i.e., bonds, debentures, notes and other similar securities) unless immediately after such issuance the fund will have asset coverage of at least 300%, and the 1940 Act prohibits a closed-end fund from issuing any “senior security” that is stock (e.g., preferred shares) unless immediately after such issuance the fund will have asset coverage of at least 200%. The 1940 Act prohibits an open-end fund from issuing any class of “senior security,” except that an open-end fund may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. Neither the Target Fund nor the Acquiring Fund currently uses leverage.

Frequent Trading. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares. The Acquiring Fund has adopted a Frequent Trading Policy that seeks to balance the Acquiring Fund’s need to prevent excessive trading in Acquiring Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Acquiring Fund shares. If the Merger is completed, Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will become subject to this policy. For more information, see the section in the Acquiring Fund’s Prospectus entitled “Frequent Trading.”

Dividend Reinvestment. While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Under the Target Fund’s automatic reinvestment plan, shareholders may have dividends and distributions automatically reinvested in Target Fund shares. Common shares acquired under the plan by reinvesting will either be purchased on the open market or newly issued by the Fund. If the Target Fund’s common shares are trading at or above net asset value at the time of valuation, the Target Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares will be purchased on the open market. Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Fund at net asset value. The Acquiring Fund automatically reinvests dividends in additional Acquiring Fund shares unless a shareholder requests otherwise.

B.	INFORMATION ABOUT THE MERGER

Terms of the Merger

The proposed Merger will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides for the merger of the Target Fund with and into the Merger Sub, with common shares of the Target Fund being converted into newly issued Class A shares of the Acquiring Fund. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Class A shares of the Acquiring Fund. The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund Class A shares issued to each Target Fund shareholder in the Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to occur on or about October 7, 2016. Following the Merger, the Target Fund would terminate its registration as an investment company under the 1940 Act.

Valuation of Assets and Liabilities. The value of the net assets of each Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the closing date of the Merger (such time and date being referred to herein as the “Valuation Time”). The value of each Fund’s assets shall be determined by using the valuation procedures of the Nuveen funds adopted by the Board for each Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed realized net capital gains, it is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the closing date of the Merger.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the

Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is conditioned upon, among other things, (a) the requisite approval of the Merger by the shareholders of the Target Fund, (b) the Funds’ receipt of an opinion substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences” below), (c) the absence of legal proceedings challenging the Merger and (d) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either Fund. In addition, any Fund may at its option terminate the Agreement at or before the closing date of the Merger due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the closing date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

The Target Fund Board’s Approval of the Merger

Based on the considerations described below, the Board of the Target Fund, including the Independent Board Members, has determined that the Merger would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Merger. At a meeting held on May 24-26, 2016 (the “May Meeting”), the Target Fund’s Board approved the Merger and recommended that shareholders of the Target Fund also approve the Merger.

Over the course of various meetings, the Adviser discussed several proposals with the Target Fund’s Board in connection with an internal reorganization, including the Merger of the Target Fund. At the May Meeting and at prior meetings, the Adviser provided the Target Fund’s Board with information regarding the Merger, potential alternatives to the proposed Merger, and the rationale for recommending the Merger compared to the other alternatives. Prior to approving the Merger, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present. Based on the foregoing, the Target Fund’s Board considered the following factors, among others, in approving the Agreement and the Merger and recommending that shareholders approve the Agreement and the Merger:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the relative investment performance of the Funds;

•	the consistency of portfolio management;

•	the open-end structure and the elimination of the trading discount;

•	the relative fees and expense ratios of the Funds and potential economies of scale;

•	the distribution policies and yields of the Funds;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger;

•	the terms of the Merger and whether the Merger would dilute the interests of shareholders of the Funds;

•	the effect of the Merger on shareholder rights;

•	the negotiation of a Standstill Agreement with Bulldog Investors, LLC and Full Value Partners L.P. (collectively, “Bulldog”); and

•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Target Fund’s Board recognized that the Merger would provide Target Fund shareholders with continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies. The Target Fund’s Board noted that the investment objectives of the Funds were similar with the investment objective of the Target Fund to provide a high level of total return and the investment objective of the Acquiring Fund to provide high current income and long-term capital appreciation. While the principal investment strategies of the Funds were similar, there would be some differences. The Board recognized, among other things, that the Acquiring Fund’s portfolio had historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund also does not currently hedge its currency exposure whereas the Target Fund hedges its currency exposure. Given that the investment objectives and principal investment strategies were similar, the Board noted the principal risks of the Funds should also be similar. The Board recognized that the proposed Merger would permit the Target Fund shareholders to gain exposure to a strategy which, as described further below, has generally provided superior historic performance to that of the Target Fund and provides the opportunity for improved performance over time. The Target Fund’s Board also recognized that a significant portion of the Target Fund’s portfolio was expected to be sold prior to the Merger as a result of repositioning the portfolio in connection with the appointment of NWQ as sub-adviser to the Target Fund upon the effectiveness of the Interim Sub-Advisory Agreement. The Board noted that the brokerage commissions and other costs associated with repositioning the portfolio were expected to be borne by the Target Fund prior to the Merger although capital gains from portfolio sales, if any, were not expected to result in increased distributions of capital gains or net investment income by the Target Fund due to available capital loss carryforwards.

Relative Investment Performance of the Funds. The Target Fund’s Board considered the investment performance of the Funds over various periods. The Target Fund’s Board observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for each of the last five calendar years, except for 2014, and for the one-, three- and five-year periods ended March 31, 2016. The Board recognized, however, that the Target Fund’s past performance was achieved while the Target Fund was sub-advised by Tradewinds and following the effectiveness of the Interim Sub-Advisory Agreement, NWQ would serve as the sub-adviser to the Target Fund employing similar investment strategies in the management of both Funds’ investment portfolios.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and that NWQ would be replacing Tradewinds as sub-adviser to the Target Fund following the effectiveness of the Interim Sub-Advisory Agreement with NWQ. The Board further noted that in connection with the appointment of NWQ as sub-adviser, the Target Fund would have new portfolio managers who are also the portfolio managers of the Acquiring Fund.

Open-end Structure and the Elimination of the Trading Discount. The Board considered the differences between closed-end funds and open-end funds generally and the advantages and disadvantages of reorganizing the Target Fund into an open-end fund structure. The Board considered that shareholders of closed-end funds generally buy or sell their shares through a broker-dealer and pay or receive the prevailing market price which may be greater than (premium) or less than (discount) net asset value, whereas the open-end funds continuously offer their shares, which generally can be purchased and sold (redeemed) directly from and to the fund, or through financial intermediaries, at net asset value, less any applicable charges. The Board had recognized that the common shares of the Target Fund had historically traded at a discount to net asset value. By merging into an open-end fund, the Board noted that Target Fund shareholders (as Acquiring Fund shareholders) will have the right to redeem the Acquiring Fund shares received in the Merger at net asset value on each day the Acquiring Fund is open for business and avoid any discount that would apply if shareholders were to sell their shares of the Target Fund on an exchange. Accordingly, Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

Fees and Total Expenses and Potential Economies of Scale. The Boards considered comparative fee and expense ratio information of the Funds, the estimated expense ratio of the Acquiring Fund following the Merger and the impact of expense caps, if any, based on Fund data as of March 31, 2016. The Board noted that the Acquiring Fund’s contractual management fee rate was significantly lower than that of the Target Fund as a result of the Acquiring Fund’s lower fund-level management fee rate at all levels. The Board also recognized that the fee and expense structures of the Funds differed, in part, because of the structural differences between open-end and closed-end funds. In this regard, the Board recognized, in particular, that Class A shares of the Acquiring Fund were subject to a Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%), which generally is used to compensate financial intermediaries for shareholder services. Shares of the Target Fund, however, were not subject to an ongoing Rule 12b-1 service fee.

The Board noted that, before application of any fee waivers or expense caps, the gross total expense ratio of Class A shares of the Acquiring Fund following the Merger, taking into account estimated redemptions, is estimated to be higher than the gross total expense ratio of common shares of the Target Fund due to the higher costs of operating an open-end fund (i.e., higher transfer agency and shareholder servicing fees). As a result, in the absence of any fee waiver or expense cap, Target Fund shareholders would experience an increase in the expenses they pay. The Board also considered that the Acquiring Fund may experience significant redemptions following the Merger, which typically occurs after a closed-end fund is reorganized into an open-end fund, and a resulting decrease in assets could affect the Acquiring Fund’s costs and expense ratio. The Board noted, however, that the Adviser had agreed to an expense cap for the Acquiring Fund effective through October 31, 2017 pursuant to which the total expense ratio of Class A shares of the Acquiring Fund following the Merger would equal the total expense ratio of the Target Fund as of March 31, 2016, while the cap is in place. The Board further noted that the Acquiring Fund provides shareholders with the potential to achieve greater economies of scale because the Acquiring Fund, as an open-end fund, may be able to increase its asset base through the continuous sale of shares which would, in turn, permit fixed costs to be spread over a broader asset base.

Distribution Policies and Yields. The Board reviewed the distribution policies and dividend yields of the Funds. The Board recognized that the Target Fund employed a managed distribution policy, which seeks to distribute the Target Fund’s projected long-run total return consisting of both dividend income as well as expected price appreciation through regular quarterly distributions which could include returns of capital to effect the foregoing. The Acquiring Fund distributes substantially all of its income quarterly and distributes any taxable gains annually but does not ordinarily distribute returns of capital. The Acquiring Fund does not have a managed distribution policy which may lead to unpredictability in the Acquiring Fund’s distribution rate. However, the capital appreciation component of the Acquiring Fund total return would be embedded in such Fund’s net asset value.

Anticipated Tax-Free Merger; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Target Fund’s Board considered the impact of the Merger on any estimated capital loss carryforwards of the Target Fund and applicable limitations of federal income tax rules.

Expected Costs of the Merger. The Target Fund’s Board considered the terms and conditions of the Agreement, including the estimated costs associated with the Merger. The Board recognized that the Target Fund would bear the cost of the Merger as well as the costs of repositioning the portfolio in connection with the appointment of NWQ as sub-adviser. The Board noted, however, that, assuming the Merger is consummated, the Adviser anticipated that the projected costs of the Merger may be recovered over time for the common shareholders and the benefits expected to be realized by the Target Fund would justify that it bear the costs of the Merger.

Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Target Board considered that the aggregate net asset value of the Class A shares of the Acquiring Fund received by Target Fund shareholders will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Merger.

The Impact on Shareholder Rights. The Board recognized that each Fund is organized as a Massachusetts business trust. The Board further recognized that while the Target Fund holds annual meetings of shareholders, the Acquiring Fund ordinarily does not hold annual meetings. In addition, the Board is aware that the structure of the Target Fund’s Board is different from that of the Acquiring Fund.

Negotiation of Standstill Agreement. The Board considered the benefits to the Target Fund of the negotiation of a Standstill Agreement with Bulldog, a significant shareholder of the Target Fund, pursuant to which Bulldog agreed to support the Merger and the election of Board Members at the Annual Meeting and generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for election of trustees/directors with respect to the Target Fund, or any successor, or any other closed-end fund advised by the Adviser until December 31, 2018.

Potential Benefits to Adviser and Affiliates. The Boards recognized that the Merger may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Funds as separate funds in the Nuveen complex. As noted above, however, the Board also recognized that the Acquiring Fund pays a lower contractual management fee rate to the Adviser compared to the Target Fund.

Conclusion. The Target Fund’s Board, including the Independent Board Members, approved the Merger on behalf of the Target Fund, concluding that such Merger is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Merger.

The Board of the Target Fund unanimously recommends that shareholders vote FOR approval of the Merger.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2015, the pro forma capitalization of the combined fund as if the Merger had occurred on that date. The table also sets forth the pro forma capitalization of the combined fund as if the Merger and the Subsequent Reorganizations had both occurred on that date. These numbers may differ at the closing dates of the Merger and the Subsequent Reorganizations. The Merger is not contingent on the Subsequent Reorganizations, and there is no assurance that the Subsequent Reorganizations will occur.

Capitalization Table as of December 31, 2015 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments (Merger Only)	Pro Forma Combined Fund (Merger Only)(1)	Pro Forma Combined Fund (Merger and Subsequent Reorganizations)
Net Assets
Common Shares	$230,831,162	$—	$(230,831,162)	$—	$—
Class A Shares	—	1,282,526	92,098,465 (2)	93,380,991	212,071,334
Class C Shares	—	394,556	—	394,556	108,216,937
Class R3 Shares	—	316,656	—	316,656	2,976,459
Class I Shares	—	1,939,777	—	1,939,777	156,477,325

Total	$230,831,162	$3,933,515	$(138,732,697)	$96,031,980	$479,742,055

Shares Outstanding
Common Shares	18,776,509	—	(18,776,509)	—	—
Class A Shares	—	50,614	3,634,595 (3)	3,685,209	8,369,233
Class C Shares	—	15,582	—	15,582	4,273,752
Class R3 Shares	—	12,500	—	12,500	117,496
Class I Shares	—	76,531	—	76,531	6,173,576

Total	18,776,509	155,227	(15,141,914)	3,789,822	18,934,057

Net Asset Value Per Share
Common Shares	$12.29	—		—	—
Class A Shares	—	$25.34		$25.34	$25.34
Class C Shares	—	$25.32		$25.32	$25.32
Class R3 Shares	—	$25.33		$25.33	$25.33
Class I Shares	—	$25.35		$25.35	$25.35

	Target Fund	Acquiring Fund	Pro Forma Adjustments (Merger Only)	Pro Forma Combined Fund (Merger Only)(1)	Pro Forma Combined Fund (Merger and Subsequent Reorganizations)

Shares Authorized
Common Shares	Unlimited	—		—	—
Class A Shares	—	Unlimited		Unlimited	Unlimited
Class C Shares	—	Unlimited		Unlimited	Unlimited
Class R3 Shares	—	Unlimited		Unlimited	Unlimited
Class I Shares	—	Unlimited		Unlimited	Unlimited

(1)	The pro forma balances are presented as if the Merger were effective as of December 31, 2015, and are presented for informational purposes only. The actual closing date of the Merger is expected to be on or about October 7, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Includes the impact of estimated total Merger costs of $585,000, which will be borne by the Target Fund. Reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger.

(3)	Reflects the issuance by the Acquiring Fund of approximately 3,634,595 Class A shares to common shareholders of the Target Fund in connection with the proposed Merger.

Merger Expenses

The expenses associated with the Merger include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $192,914, which is included in the expense estimate above.

In addition, NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016, which is separate from the Merger. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold prior to the Merger. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016. The completion of the portfolio repositioning is not contingent on the completion of the proposed Merger. The costs of the portfolio repositioning are not included in the estimated costs of the Merger set forth above.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

Prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder reinvests dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the repositioning relating to the appointment of NWQ as sub-adviser (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Target Fund at the time of the Merger. As of December 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Capital losses to be carried forward	$45,120,197	$—

The Target Fund’s capital loss carryforwards arose in taxable years beginning after December 22, 2010 and can be carried forward indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger and any gain realized as a result of the sale of the Acquiring Fund’s portfolio investments to meet additional redemption requests following the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Description of Securities to Be Issued

The Acquiring Fund has established and designated four classes of shares, par value $0.01 per share, consisting of Class A, Class C, Class R3 and Class I shares. Only the Class A shares to be issued to Target Fund shareholders in the Merger are offered through this Proxy Statement/Prospectus. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Acquiring Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Acquiring Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Acquiring Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Acquiring Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Trust or the trustees. The Acquiring Trust’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust or the Acquiring Fund itself was unable to meet its obligations. The Acquiring Trust believes the likelihood of the occurrence of these circumstances is remote.

Shareholder Accounts and Plans; Share Certificates

If the Merger is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of Class A shares of the Acquiring Fund (including fractional shares to three (3) decimal places). Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will become eligible to participate in the shareholder services and programs available to holders of Class A shares, which include the ability to accumulate shares through systematic investing and to receive payments under a systematic withdrawal plan. For more information about the Acquiring Fund’s shareholder services and shareholder programs, see the section in the Acquiring Fund’s Prospectus entitled “Special Services.” No certificates for Acquiring Fund shares will be issued as part of the Merger.

Service Providers

State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110, serves as the custodian for the assets of each Fund. State Street Bank and Trust Company also serves as the transfer agent, shareholder services agent and dividend paying agent for the Target Fund. Boston Financial Data Services, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for the Acquiring Fund. PricewaterhouseCoopers LLP serves as the independent auditors for each Fund.

Description of Massachusetts Business Trusts

The Target Fund is a Massachusetts business trust, and the Acquiring Trust, of which the Acquiring Fund is a series, is also a Massachusetts business trust. The Target Fund was organized on May 17, 2006, and the Acquiring Trust was organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under each declaration of trust, any determination made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances, and matters required to be voted by the 1940 Act.

If the Merger is completed, opportunities for Target Fund shareholders who become shareholders of the Acquiring Fund to vote on particular issues affecting their Fund will be less frequent. While the Target Fund holds annual meetings of shareholders, the Acquiring Fund ordinarily does not hold annual meetings. The Acquiring Fund would be required to hold a meeting of shareholders under certain circumstances when shareholder approvals are required under the 1940 Act or the Acquiring Fund’s declaration of trust. Under the 1940 Act, the Acquiring Fund would be required to hold a shareholder meeting (1) to elect trustees if the appointment of a new trustee would cause the number of trustees elected by shareholders to be less than two-thirds of the total number of trustees; (2) to approve any change in the Acquiring Fund’s fundamental investment policies; (3) to approve material changes in the Acquiring Fund’s investment management or sub-advisory agreement; or, (4) in certain cases, to approve changes in the distribution and service plan under Rule 12b-1 under the 1940 Act.

For each Fund, special meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or (in the case of the Target

Fund) its conversion to an open-end investment company. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Pursuant to the Target Fund’s by-laws, the Target Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares, if any, are entitled as a class to elect two trustees of the Target Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Target Fund. In contrast, the declaration of trust of the Acquiring Trust provides that the Acquiring Trust’s Board may set the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, each Fund’s declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Therefore, because the Acquiring Fund is not required to hold annual meetings, the Acquiring Fund will normally not hold meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. For each Fund, a trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by a written instrument signed by at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes and Series. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, including conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. For each Fund, any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class, except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice with respect to the meaning and operation of the declaration of trust and the trustees’ duties thereunder.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Standstill Agreement

The Target Fund has entered into a Standstill Agreement dated as of May 13, 2016 by and among the Target Fund, the Adviser and Bulldog, a significant shareholder of the Target Fund. Under the Standstill Agreement, Bulldog agreed to vote or cause to be voted all shares of the Target Fund that Bulldog has the power to vote or direct the vote of in accordance with the recommendation of the Target Fund’s Board regarding the Merger and the election of Board Members at the Annual Meeting. Bulldog also agreed to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of trustees/directors with respect to the Target Fund, or any successor, or any other closed-end fund advised by the Adviser, until December 31, 2018.

Legal Matters

Certain legal matters in connection with the issuance of Class A shares of the Acquiring Fund pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the annual and semi-annual reports for the Target Fund is File No. 811-21903, and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information and the annual and semi-annual reports for the Acquiring Fund is File No. 811-07619. In addition, the annual and semi-annual reports for Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, and Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, are incorporated herein by reference, insofar as those documents relate to Nuveen

Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund, respectively. The SEC file number for the annual and semi-annual reports for Nuveen Tradewinds Global All-Cap Fund is File No. 811-08333, and the SEC file number for the annual and semi-annual reports for Nuveen Tradewinds Value Opportunities Fund is 811-07619. The Prospectus and Statement of Additional Information relating to the Acquiring Fund is incorporated herein by reference, insofar it relates to the Acquiring Fund.

PROPOSAL NO. 3—APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Under an investment management agreement between Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) and the Target Fund (the “Investment Management Agreement”), Nuveen Fund Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. The Investment Management Agreement, which is dated October 1, 2014, was approved by the shareholders of the Target Fund on August 5, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 11-13, 2015.

Tradewinds Global Investors, LLC (previously defined as “Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016 pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Tradewinds with respect to the Fund (the “Former Sub-Advisory Agreement”). The Former Sub-Advisory Agreement, which was dated October 1, 2014, was approved by the shareholders of the Target Fund on August 5, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 11-13, 2015.

As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ Investment Management Company, LLC (previously defined as “NWQ”), also an affiliate of the Adviser. In connection with the wind down of Tradewinds, Nuveen Fund Advisors recommended the appointment of NWQ to replace Tradewinds as the sub-adviser to the Target Fund.

At an in-person meeting held on May 24-26, 2016, the Target Fund’s Board, including the Board Members who are not parties to the Investment Management Agreement or any sub-advisory agreement entered into by Nuveen Fund Advisors with respect to the Target Fund or who are not otherwise “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or any sub-adviser (the “Independent Board Members”), unanimously approved the appointment of NWQ as the sub-adviser to the Target Fund on an interim basis pursuant to an interim sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund (previously defined as the “Interim Sub-Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act, with NWQ’s services beginning on August 1, 2016. NWQ’s appointment pursuant to the Interim Sub-Advisory Agreement will continue until the earlier of (1) 150 days after August 1, 2016, and (2) the closing date of the Merger described under “Proposal No. 2.”

In the event the Merger is not approved, or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, at the in-person meeting held on May 24-26, 2016, the Target Fund’s Board, including the Independent Board Members, also unanimously approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund (the “New Sub-Advisory Agreement”) and unanimously recommended approval of the New Sub-Advisory Agreement by Target Fund shareholders. As further described below under “B. Board Considerations,” the Board concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the sub-adviser’s fees are reasonable in light of the services to be provided to the Target Fund.

If the shareholders of the Target Fund approve the New Sub-Advisory Agreement and the Merger is not approved, or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, NWQ will continue to serve as the sub-adviser to the Target Fund under the terms of the New Sub-Advisory Agreement.

A.	COMPARISON OF FORMER SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

With the exception of the identity of the sub-adviser and the date of effectiveness, the terms of the New Sub-Advisory Agreement are substantially identical to those of the Former Sub-Advisory Agreement. If approved by shareholders of the Target Fund, the New Sub-Advisory Agreement for the Target Fund will expire on August 1, 2017, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Sub-Advisory Agreement is attached hereto as Appendix D.

Below is a comparison of certain terms of the Former Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those sub-advisory services provided by Tradewinds to the Target Fund under the Former Sub-Advisory Agreement. Both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Target Fund’s investment portfolio allocated by the Adviser to the sub-adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. As under the Former Sub-Advisory Agreement, in performing its duties under the New Sub-Advisory Agreement, the sub-adviser will monitor the Target Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objective, policies and restrictions of the Fund.

Brokerage. Both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees. Under both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. Under both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, for the services provided pursuant to the agreement, the Adviser pays the sub-adviser a portfolio management fee, payable monthly, calculated based on the sub-adviser’s allocation of Target Fund net assets (including net assets attributable to preferred shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Fee Rate
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
In excess of $2 billion	0.3625%

During the fiscal year ended December 31, 2015, the Adviser paid Tradewinds $1,091,020 in fees under the Former Sub-Advisory Agreement.

Payment of Expenses. Under the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Former Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Target Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2017, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the sub-adviser on no less than 60 days’ written notice. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by no less than 60 days’ written notice.

The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement are also terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Target Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the sub-adviser set forth in the agreement.

B.	BOARD CONSIDERATIONS

The Approval Process

The Target Fund’s Board is responsible for overseeing the performance of the investment advisers to the Target Fund and determining whether to approve the Target Fund’s advisory arrangements, including sub-advisory arrangements. Until August 1, 2016, Tradewinds served as sub-adviser to the Target Fund. During the course of the year, the Adviser discussed several proposals with the Target Fund’s Board in connection with a proposed internal reorganization, including the wind down of the operations of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In light of the foregoing, the Adviser considered various options to provide Target Fund shareholders with continued access to a comparable global equity income strategy. In this regard, the Adviser recommended, and the Target Fund’s Board approved, the Merger into the Acquiring Fund, which affords the Target Fund shareholders continued access to a global equity income strategy provided by NWQ that is comparable to the existing mandate of the Target Fund in terms of the Funds’ investment policies and provides the opportunity for improved performance over time. The Adviser also recommended, and the Target Fund’s Board approved, the Interim Sub-Advisory Agreement pursuant to which NWQ began to serve as the new sub-adviser for the Target Fund to replace Tradewinds effective August 1, 2016 for a maximum of 150 days after its effective date. In the event the Merger is not completed at all, or is not completed prior to the expiration of the Interim Sub-Advisory Agreement, the Adviser also recommended, and the Target Fund’s Board approved, the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to the New Sub-Advisory Agreement.

During the course of various meetings, the Adviser made various presentations, and the Target Fund’s Board received a variety of materials, relating to the proposed Merger, including, among other things: a description of the global equity income strategy of NWQ, a comparison of the historic performance of the Acquiring Fund (Class A) and the Target Fund, a comparison of the investment mandates of the Acquiring Fund and the Target Fund and an analysis of alternatives to the proposed Merger. In addition to the foregoing materials, the Target Fund’s Board completed its annual review of advisory agreements on behalf of the Target Fund at the May Meeting and received extensive information regarding NWQ and the Target Fund including, among other things:

•	the nature, extent and quality of services expected to be provided by NWQ;

•	the organization of NWQ, including the responsibilities of key investment personnel;

•	the expertise, background and investment approach of NWQ;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates (including NWQ) for their advisory activities;

•	the proposed sub-advisory fee of NWQ;

•	the expenses of the Target Fund, including comparisons of the Target Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of NWQ.

At the May Meeting and prior meetings, the Adviser made presentations to and responded to questions from the Target Fund’s Board. During these meetings, the Independent Board Members met privately with their legal counsel to, among other things, review the duties of the Target Fund’s Board under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreement. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Target Fund, including among other things: (1) the nature, extent and quality of the services to be provided by NWQ; (2) investment performance, as described below; (3) the sub-advisory fees and costs of the services to be provided and the profitability of NWQ; (4) the extent of any anticipated economies of scale; (5) any benefits expected to be derived by NWQ from its relationship with the Target Fund; and (6) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The principal factors considered by the Target Fund’s Board and its conclusions are described below.

1.	Nature, Extent and Quality of Services

In considering the New Sub-Advisory Agreement, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Target Fund by NWQ, including the portfolio management services. As NWQ already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Target Fund’s Board has a good understanding of NWQ’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently sub-advised by NWQ, the Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with respect to NWQ in evaluating the New Sub-Advisory Agreement.

At the May Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, NWQ’s organization and business, the types of services that NWQ provides to the Nuveen funds and is expected to provide to the Target Fund; the experience of NWQ with a global equity income strategy; the historic performance of the funds sub-advised by NWQ; and NWQ’s investment team and its investment approach. In evaluating the services of NWQ, the Independent Board Members noted that the New Sub-Advisory Agreement was essentially an agreement for portfolio management services only and NWQ was not expected to supply significant administrative services to the Fund. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those advisory services provided by Tradewinds to the Target Fund under the Former Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Target Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

2.	Investment Performance

The Target Fund’s Board noted that there is no performance record for the Target Fund with NWQ as the sub-adviser. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NWQ, including the Acquiring Fund, which employs a global equity income strategy comparable to the existing mandate of the Target Fund in terms of fund investment policies. In this regard, the Independent Board Members reviewed, among other things, the Acquiring Fund’s investment performance both on an absolute basis and in comparison to peer funds and recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2015 and March 31, 2016. The Target Fund’s Board also reviewed the returns of the Class A shares for the Acquiring Fund for each of the last five calendar years and the average annualized returns for the one-, three- and five-year periods ending March 31, 2016.

3.	Fees, Expenses and Profitability

a.	Fees and Expenses

In evaluating the management fees and expenses that the Target Fund was expected to bear, the Independent Board Members considered, among other things, the Target Fund’s management fees, its proposed sub-advisory fee arrangement and its net total expense ratio (based on average net assets for the latest fiscal year) for the Target Fund, as well as the management fees and expense levels of a comparable group of peers selected by an independent third-party fund data provider. The Target Fund’s Board recognized that the terms of the New Sub-Advisory Agreement with NWQ, subject to limited exceptions, were substantially identical to those of the Former Sub-Advisory Agreement with Tradewinds. Accordingly, the Target Fund’s Board recognized that NWQ’s pricing schedule for sub-advising the Target Fund would be the same as Tradewinds’ pricing schedule. The Target Fund’s Board observed that the appointment of NWQ does not change the Target Fund’s management fee as the Adviser pays the sub-adviser out of the management fee it receives from the Target Fund. In addition, as NWQ already serves as sub-adviser to other Nuveen funds, the Independent Board Members were familiar with the sub-advisory fee NWQ assesses for such other funds. The Target Fund’s Board further recognized that the Fund would bear the proxy solicitation costs attributed to seeking shareholder approval of the New-Sub Advisory Agreement.

b.	Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NWQ’s fee rate for portfolio management services provided to other comparable Nuveen funds (including the Acquiring Fund) and other clients (including retail wrap accounts, registered investment adviser accounts and institutional managed accounts). The Target Fund’s Board reviewed the average fee and fee range that NWQ assessed these other clients.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NWQ’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Target Fund.

c.	Profitability of NWQ

In conjunction with their annual review, the Independent Board Members considered the profitability of Nuveen and its affiliates for their advisory activities and financial condition. At the May Meeting, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses, and net revenue margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Based on their review, the Independent Board Members have determined that NWQ’s level of profitability is reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NWQ as well as any indirect benefits (such as soft dollar arrangements), if any, NWQ and its affiliates are expected to receive that are directly attributable to the management of the Target Fund. See Section 5 below for additional information on indirect benefits NWQ and its affiliates may receive as a result of their relationship with the Target Fund. Based on their review of the overall arrangements of the Target Fund, the Independent Board Members determined that the sub-advisory fee of the Target Fund was reasonable.

4.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Target Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex to the Adviser are comprised of a fund-level component and a complex-level component. The complex-level component provides for additional breakpoints as assets in the fund complex increase. As the Fund pays the management fee to the Adviser and the Adviser in turn pays NWQ, however, the Target Fund’s Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NWQ does not change the management fees paid by the Target Fund or the sharing of economies of scale reflected in such advisory fee schedule.

Considering the factors above, the Independent Board Members concluded that the proposed sub-advisory fee schedule was acceptable.

5.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NWQ or its affiliates may receive as a result of their relationship with the Target Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of NWQ may receive revenues for serving as co-manager in an initial public offering of new closed end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether NWQ will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Target Fund for brokerage may be used to acquire research that may be useful to NWQ in managing the assets of the Target Fund and other clients. The Independent Board Members noted that NWQ may benefit from soft dollar arrangements pursuant to which NWQ may receive research from brokers that execute the Target Fund’s portfolio transactions. Similarly, the Target Fund’s Board recognized that the research received pursuant to soft dollar arrangements by NWQ may benefit the Target Fund and shareholders to the extent the research enhances the ability of NWQ to manage the Target Fund. The Independent Board Members further noted that NWQ’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NWQ and its affiliates as a result of their relationship with the Target Fund were reasonable and within acceptable parameters.

6.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NWQ’s fees are reasonable in light of the services to be provided to the Target Fund and that the New Sub-Advisory Agreement should be and was approved. The Target Fund’s Board unanimously recommended that shareholders approve the New Sub-Advisory Agreement.

7.	Approval of Interim Sub-Advisory Agreement

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Sub Advisory Agreement. The terms of the Interim Sub-Advisory Agreement with NWQ are substantially identical to those of the Former Sub-Advisory Agreement and New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement has a term expiring on the earlier of 150 days after its effective date or the date the Merger is consummated. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Fund under the Interim Sub-Advisory Agreement with NWQ are at least equivalent to the scope and quality of services provided under the Former Sub-Advisory Agreement.

C.	ADDITIONAL INFORMATION

Information about NWQ

NWQ Investment Management Company, LLC, located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as the investment sub-adviser to the Target Fund effective August 1, 2016. NWQ is an affiliate of Nuveen Fund Advisors, the investment adviser to the Target Fund, located at 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is a wholly-owned subsidiary of Nuveen Investments, an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF).

There are no registered investment companies advised by NWQ with investment objectives similar to that of the Target Fund.

Certain information regarding the executive officers and directors of NWQ is set forth in the table below.

Principal Executive Officers and Directors
Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of NWQ Investment Management Company, LLC
Jon D. Bosse	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President and Chief Investment Officer	Kevin J. McCarthy Gifford R. Zimmerman

Principal Executive Officers and Directors
Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of NWQ Investment Management Company, LLC

John E. Conlin	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President

Avi M. Mizrachi	2049 Century Park East 16th Floor Los Angeles, California 90067	Managing Director, General Counsel, Chief Compliance Officer and Assistant Secretary

Affiliated Brokerage and Other Fees

During the fiscal year ended December 31, 2015, the Target Fund has acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of the close of the fiscal year ended December 31, 2015:

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of December 31, 2015)
UBS Securities, LLC	UBS Group AG	$9,065,160

During the Target Fund’s last fiscal year, the Fund made no material payments to the Adviser or any sub-adviser or any affiliated person of the Adviser or any sub-adviser for services provided to the Fund (other than pursuant to the Investment Management Agreement or the Former Sub-Advisory Agreement).

Shareholder Approval

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a “majority of the Target Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Abstentions and broker non-votes will have the same effect as a vote against the approval of the New Sub-Advisory Agreement. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were approved by the Board of the Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “B. Board Considerations” above. The Target Fund’s Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Target Fund.

The Board of the Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement.

GENERAL INFORMATION

Shareholders of the Target Fund and the Acquiring Fund

The following table sets forth the percentage of ownership of each shareholder or group of shareholders who, as of July 19, 2016, the record date with respect to the Annual Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. Information in the table below regarding the number and percentage of shares of the Target Fund owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Target Fund on or before July 19, 2016. The table also sets forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Merger had occurred on July 19, 2016 and the estimated percentage of shares of the combined fund that would have been owned by such parties if both the Merger and the Subsequent Reorganizations had occurred on July 19, 2016. These amounts may differ on the closing date of the Merger.

				Estimated Pro Forma (Merger Only)
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen NWQ Global Equity Income Fund		All Shares of Nuveen NWQ Global Equity Income Fund
Target Fund:
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(1)	2,860,346	15.23%	15.13 (Class A	% )	12.41%
	Bulldog Investors, LLC Bulldog Investors Group of Funds Phillip Goldstein Andrew Dakos Steven Samuels Park 80 West, Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, New Jersey 07663(2)	2,298,703	12.24%	12.16 (Class A	% )	9.98%
	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534(3)	1,454,943	7.75%	7.69 (Class A	% )	6.31%

Acquiring Fund:
Class A Shares	Charles Schwab & Co. Inc. Special Custody Account For Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	36,858.0750	56.58%	0.39%		0.32%

				Estimated Pro Forma (Merger Only)
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen NWQ Global Equity Income Fund	All Shares of Nuveen NWQ Global Equity Income Fund
	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	19.19%	0.13%	2.55%
	Stifel Bank & Trust as Agent Brian D. Leaghty Trustee Brian D. Leaghty Family Trust U/A Dated 06/14/1999 17823 Osprey Pointe Place Tampa, Florida 33647-2276	6,045.9490	9.28%	0.06%	0.05%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	3,924.3830	6.02%	0.04%	0.03%
Class C Shares	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	81.28%	81.28%	2.55%
	Stifel Nicolaus Custodian for Richard K Larson IRA 17745 Nathans Drive Tampa, Florida 33647-2265	808.0810	5.25%	5.25%	0.01%
Class R-3 Shares	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	100.00%	100.00%	2.55%
Class I Shares	Teachers Insurance & Annuity Association Attn: Janice Carnicelli Mailstop 730/01/01 730 Third Avenue New York, New York 10017-3207	1,670,061.1000	82.41%	82.41%	14.59%
	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	254,630.7510	12.57%	12.57%	2.55%

(1)	Based on an amended Schedule 13G filed on January 14, 2016.
(2)	Based on an amended Schedule 13D filed on June 15, 2016.
(3)	Based on a Schedule 13G filed on February 12, 2016.

As of June 15, 2016, Nuveen Investments and its parent company, TIAA, owned approximately 93% of the outstanding shares of the Acquiring Fund. Accordingly, Nuveen Investments and TIAA are controlling shareholders of the Acquiring Fund. At these levels of ownership, before giving effect to the Merger, Nuveen Investments and TIAA would be able to determine the outcome of any item presented to shareholders for approval.

At the close of business on July 19, 2016, there were 18,776,509 common shares of the Target Fund outstanding. As of July 19, 2016, the Board Members and officers of the Target Fund as a group owned less than 1% of the total outstanding common shares of the Target Fund.

At the close of business on July 19, 2016, there were 65,147 Class A shares, 15,378 Class C shares, 12,500 Class R3 shares and 2,026,475 Class I shares of the Acquiring Fund outstanding. As of July 19, 2016, the Board Members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Expenses of Proxy Solicitation

The expenses associated with the Merger include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the

Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of December 31, 2015 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$31,767	$32,596	$0	$680	$0	$0	$11,351	$21,916	$0	$0	$0	$0	$0	$0
Target Fund	12,407	12,859	0	0	0	0	0	2,640	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50% of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$11,351	$21,916	$0	$0	$0	$0	$11,351	$21,916
Target Fund	0	2,640	0	0	0	0	0	2,640

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (1) with the Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Target Fund’s equity securities to file forms reporting their affiliation with the Target Fund and reports of ownership and changes in ownership of the Target Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Target Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Target Fund, the Target Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Fund, no shareholder of the Target Fund owns more than 10% of a registered class of the Target Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Target Fund and the Acquiring Fund.”

Shareholder Proposals

Target Fund

To be considered for presentation at the 2017 annual meeting of shareholders of the Target Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than December 31, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Target Fund’s by-laws, submit such written notice to the Secretary of the Fund by the later of 45 days prior to the 2017 annual meeting or the tenth business day following the date the 2017 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If shareholders approve the Merger, and the Merger is consummated, the Target Fund will cease to exist and will not hold its 2017 annual meeting. If the Merger is not approved or is not consummated, the Target Fund will hold its 2017 annual meeting of shareholders, expected to be held in March 2017.

Acquiring Fund

The Acquiring Fund generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Acquiring Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Target Fund entitled to be present and to vote at the Annual Meeting will be available at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Target Fund during regular business hours for ten days prior to the date of the Annual Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Proxy Statement/Prospectus except for the proposal relating to the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2016 by and among Nuveen Investment Trust (the “Acquiring Trust”), a business trust formed under the laws of Massachusetts, on behalf of its separate series Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), Nuveen Global Equity Income Fund (the “Target Fund”), a Massachusetts business trust, and NNGEIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Trust and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger pursuant to Massachusetts law of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued Class A shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, the Target Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquiring Fund is a separate series of the Acquiring Trust, an open-end management investment company registered under the 1940 Act, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3; and

(ii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund pursuant to Section 2.3. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing one or more certificates of merger (collectively, the “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. The Merger shall become effective at such time as the Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of the Target Fund (the “Target Fund Board”) or the investment adviser or sub-adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        SHAREHOLDER ACCOUNTS.    Acquiring Fund Shares received in the Merger will not be subject to a front-end or deferred sales charge. Any account minimums of the Acquiring Fund will be waived for shareholders accounts established in connection with the Merger.

1.3        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.4        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Fund Board”)).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Share shall be the net asset value per share for Class A shares computed as of the Valuation Time, using the valuation procedures of the Nuveen funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.3        SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares (including fractional shares to three (3) decimal places) equal to one multiplied by the quotient of the net asset value per share of the Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the holders of Target Fund Shares (“Target Fund Shareholders”) in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by the Target Fund Shareholders as of such time.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Target Fund are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on October 7, 2016, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants with respect to the Merger as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2015, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. No preferred shares are issued and outstanding. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the certificate and records of the Target Fund and its transfer agent as provided to the Acquiring Fund pursuant to Section 3.3(a). The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell,

assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        The Merger Sub is not in violation of, and the execution, delivery and performance of this Agreement will not result in violation of, the Merger Sub’s Certificate of Organization or LLC Agreement or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquiring Fund as of June 30, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2015, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date not disclosed in such statements.

(h)        The financial statements of the Acquiring Fund as of December 31, 2015 and for the six-month period then ended have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2015, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in any no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(r)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(t)        All federal, state, local and other tax returns and reports of the Acquiring Fund and Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and Merger Sub required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), and 8.5, the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF MERGER.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties and the Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        Unless otherwise directed by Nuveen Fund Advisors, LLC all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). To the extent of any such dividend or dividends, the Target Fund shall establish an escrow account with a third party and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

8.6        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion of Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business as described in the Proxy Statement/Prospectus.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Proxy

Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Trust’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Trust, Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion of Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business, as described in the Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        With respect to the Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Vedder Price P.C. may request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne by the Target Fund, and the Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Target Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen NWQ Global Equity Income Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN GLOBAL EQUITY INCOME FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NNGEIF MERGER SUB, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

Schedule 7.5

Nuveen Global Equity Income Fund (JGV)

•	Amended and Restated Master Custodian Agreement between the Fund and State Street Bank and Trust Company dated July 15, 2015

•	Investment Management Agreement, as amended, between the Fund and Nuveen Fund Advisors, LLC dated October 1, 2014

•	Interim Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC, and NWQ Investment Management Company, LLC, dated August 1, 2016

•	Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company dated October 7, 2002.

APPENDIX B

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX C

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund’s investment objective is a “fundamental” investment policy of the Fund and cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

In addition, the Funds have the fundamental investment restrictions listed below. Except as described below, each Fund may not:

	Acquiring Fund	Target Fund
1.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

2.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

3.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

4.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities.

	Acquiring Fund	Target Fund
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

6.	Issue senior securities, except as permitted under the 1940 Act.	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) set forth above.

7.	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

8.	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

The foregoing restrictions and limitations (except with respect to the limitation set forth in number (1) and (6) which generally apply at the time of issuance of the security or incurrence of the debt) will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (1) and (6) above to the Acquiring Fund, under the 1940 Act as currently in effect, an open-end investment company is not permitted to issue senior securities, except that an open-end investment company may borrow from any bank if immediately after such borrowing the value of the fund’s total assets is at least 300% of the principal amount of all of the fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (1).

For purposes of applying the limitation set forth in number (3) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (3).

For purposes of applying the limitation set forth in number (7) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Shareholders of a Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, as applicable, which may be changed by the Fund’s Board.

The Target Fund may not:

(1)    Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3)    Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The Acquiring Fund may not:

(1)    Invest more than 15% of its net assets in illiquid securities.

(2)    Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps” in the Acquiring Fund’s Prospectus.

(3)    Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

For purposes of number (1) above, the Acquiring Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Acquiring Fund’s net assets are invested in illiquid securities, the Acquiring Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity. “Illiquid securities” will have the same meaning as given in guidance provided by the staff of the SEC.

APPENDIX D

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT effective as of this      day of              2016 by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and NWQ Investment Management Company, LLC, a Delaware limited liability company and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the Nuveen Global Equity Income Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)

will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)	will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

e)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)	The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund, if any, concerning transactions of the Fund in securities or other assets.

3.	Representations of Manager. Manager hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.	Representations of Sub-Adviser. Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to Fund Preferred Shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
In excess of $2 billion	0.3625%

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

7.

Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

8.	Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date that it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2017 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Fund Advisors, LLC	NWQ Investment Management Company, LLC
333 West Wacker Drive	2049 Century Park East, Suite 1600
Chicago, Illinois 60606	Los Angeles, CA 90067

Attention: William Adams IV	Attention: General Counsel

With a copy to:

Nuveen Investments, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

11.	Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company		NWQ INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By:		By:
Title:	Managing Director	Title:

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JGV 0916

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 16, 2016

Please detach at perforation before mailing.

NUVEEN GLOBAL EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Global Equity Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen L. Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Global Equity Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 16, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Global Equity Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JGV_28022_072516

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Global Equity Income Fund

Shareholders Meeting to Be Held on September 16, 2016.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Class I: 01. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Merger pursuant to which Nuveen Global Equity Income Fund (the “Target Fund”) will merge with and into NNGEIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, with shares of the Target Fund being converted into newly issued shares of the Acquiring Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to Nuveen Global Equity Income Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JGV_28022_072516

STATEMENT OF ADDITIONAL INFORMATION

relating to the merger of NUVEEN GLOBAL EQUITY INCOME FUND with and into a wholly-owned subsidiary of NUVEEN NWQ GLOBAL EQUITY INCOME FUND, a series of Nuveen Investment Trust

333 West Wacker Dr. Chicago, Illinois 60606 Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated August 18, 2016 for use in connection with the annual meeting of shareholders (the “Annual Meeting”) of Nuveen Global Equity Income Fund (the “Target Fund”) to be held on September 16, 2016. At the Annual Meeting, shareholders of the Target Fund will be asked to approve, among other things, the proposed merger (the “Merger”) of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), an open-end management investment company and a series of Nuveen Investment Trust (the “Trust”), as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 257-8787. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Acquiring Fund is contained in the Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated October 31, 2015, as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information is intended to present the financial condition and related results of operations of the Acquiring Fund (1) as if the Merger had been consummated on December 31, 2015 and (2) as if both the Merger and the subsequent reorganizations of each of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund (each, an “Acquired Mutual Fund” and collectively, the “Acquired Mutual Funds”) into the Acquiring Fund (each, a “Subsequent Reorganization” and collectively, the “Subsequent Reorganizations”) had been consummated on December 31, 2015.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended December 31, 2015, which is incorporated herein by reference only insofar as it relates to the Target Fund. The SEC file number for the Target Fund’s Annual Report is File No. 811-21903. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended June 30, 2015, and the unaudited financial statements for the Acquiring Fund are contained in the Acquiring Fund’s Semi-Annual Report for the six-month period ended December 31, 2015, each of which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The SEC file number for the Acquiring Fund’s Annual and Semi-Annual Reports is File No. 811-07619. No other parts of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, are contained in that Acquired Mutual Fund’s Annual Report for the fiscal year ended July 31, 2015, and the unaudited financial statement for Nuveen Tradewinds Global All-Cap Fund are contained in that Acquired Mutual Fund’s Semi-Annual Report for the six-month period ended January 31, 2016, each of which is incorporated herein by reference only insofar as it relates to Nuveen Tradewinds Global All-Cap Fund. The SEC file number for Nuveen Tradewinds Global All-Cap Fund’s Annual and Semi-Annual Reports is File No. 811-08333. The audited financial statements and related independent registered public accounting firm’s report for Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, are contained in that Acquired Mutual Fund’s Annual Report for the fiscal year ended June 30, 2015, and the unaudited financial statement for Nuveen Tradewinds Value Opportunities Fund are contained in that Acquired Mutual Fund’s Semi-Annual Report for the six-month period ended December 31, 2015, each of which is incorporated herein by reference only insofar as it relates to Nuveen Tradewinds Value Opportunities Fund. The SEC file number for Nuveen Tradewinds Value Opportunities Fund’s Annual and Semi-Annual Reports is File No. 811-07619. No other parts of the Acquired Mutual Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The date of this Statement of Additional Information is August 18, 2016.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

I. Pro Forma Financial Information (Unaudited)—Merger Only

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Merger. If the Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of December 31, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger

Note 1—Merger

The unaudited pro forma information has been prepared to give effect to the proposed merger of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Merger (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12-Month Period Ended
Nuveen Global Equity Income Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015

Note 2—Basis of Pro Forma

The Merger will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Merger. The Target Fund is a registered closed-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company. The Merger will be accomplished pursuant to an Agreement and Plan Merger (the “Plan”) under which the Target Fund will be merged into a wholly-owned subsidiary of the Acquiring Fund. By operation of state law, all of the assets and liabilities of the Target Fund will become the assets and liabilities of the subsidiary as of the Effective Time (as defined in the Plan) of the Merger. Common shares of the Target Fund will be converted into Class A shares of the Acquiring Fund as of the Effective Time. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4 and reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger. Additionally, information for the Acquiring Fund and for the Combined Fund Pro Forma has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. Shareholders of the Target Fund would have received 3,634,595 Class A shares of the Acquiring Fund if the Merger were to have taken place on December 31, 2015.

In accordance with accounting principles generally accepted in the United States of America, the Merger will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$3,933,515	December 31, 2015
Target Fund(1)	$230,831,162	December 31, 2015
Combined Fund Pro Forma	$96,031,980	December 31, 2015

(1)	Before the estimated reduction of $585,000 of Merger costs and $138,147,697 of potential redemptions following the Merger.

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses assuming the Merger had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Fund in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the net assets of the Combined Fund Pro Forma presented in Note 2. Average Net Assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Shareholder servicing agent fees(1)	$64,861	0.07%
Fee waiver/expense reimbursement(2)	61,159	0.06%
Management fees(3)	(1,794,016)	-1.87%
Custodian fees(4)	(96,398)	-0.10%
Investor Relations(4)	(76,975)	-0.08%
Professional fees(4)	(66,507)	-0.07%
Shareholder reporting expenses(4)	(34,756)	-0.04%
Other(4)	(10,179)	-0.01%
Stock exchange listing fees(4)	(7,947)	-0.01%
Trustees fees(4)	(5,252)	-0.01%

Total Pro Forma Net Expense Adjustment	$(1,966,010)	-2.05%

(1)	Reflects the expected increase in expenses due to the creation of new shareholder accounts.
(2)	Reflects a decrease in expense reimbursements. Fee waivers and/or expense reimbursements of the Acquiring Fund and the Combined Fund Pro Forma reflect the agreement that went into effect on June 1, 2016.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Merger to the Combined Fund Pro Forma’s average net assets. Management fees of the Acquiring Fund and the Combined Fund Pro Forma reflect the Acquiring Fund fee schedule that went into effect on June 1, 2016. The Combined Fund Pro Forma’s average net assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions following the Merger.
(4)	Reflects the anticipated reduction of certain duplicative expenses or expenses no longer incurred as a result of the Merger.

No significant accounting policies will change as a result of the Merger, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger.

Note 4—Merger Costs

The Merger costs (whether or not the Merger is consummated) will be borne by the Target Fund and are estimated to be $585,000. These costs represent the estimated nonrecurring expenses of the Target Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Target Fund. The Acquiring Fund will not be charged any expenses in connection with the Merger. The Combined Fund Pro Forma information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Target Fund. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Merger.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2015, the Target Fund had $45,120,197 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

II. Pro Forma Financial Information (Unaudited)—Merger and Subsequent Reorganizations

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger and the Subsequent Reorganizations had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Merger. If the Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing will not occur. The closing of each Subsequent Reorganization is subject to the satisfaction or waiver of customary closing conditions, including that shareholders of the applicable Acquired Mutual Fund must approve the applicable Subsequent Reorganization. If an Acquired Mutual Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of that Acquired Mutual Fund’s Subsequent Reorganization will not occur. The closings of the Merger and the Subsequent Reorganizations are not contingent upon each other. There is no assurance that the Subsequent Reorganizations will be consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund, the Acquired Mutual Funds and the Acquiring Fund as of December 31, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund, the Acquired Mutual Funds and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger and the Subsequent Reorganizations

Note 1—Merger and Subsequent Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed merger of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Merger (the “Plan”) and the proposed reorganization of each Acquired Mutual Fund into the Acquiring Fund pursuant to the agreement and plan of reorganization governing the applicable Subsequent Reorganization as of the beginning of the period indicated in the table below.

Fund to be Acquired	Acquiring Fund	12-Month Period Ended
Nuveen Global Equity Income Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015
Nuveen Tradewinds Global All-Cap Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015
Nuveen Tradewinds Value Opportunities Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015

Note 2—Basis of Pro Forma

The Merger and each Subsequent Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Merger or either Subsequent Reorganization. The Target Fund is a registered closed-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company. Each Acquired Mutual Fund is a series of a registered open-end management investment company. The Merger will be accomplished pursuant to an Agreement and Plan Merger (the “Plan”) under which the Target Fund will be merged into a wholly-owned subsidiary of the Acquiring Fund. By operation of state law, all of the assets and liabilities of the Target Fund will become the assets and liabilities of the subsidiary as of the Effective Time (as defined in the Plan) of the Merger. Common shares of the Target Fund will be converted into Class A shares of the Acquiring Fund as of the Effective Time. Each Subsequent Reorganization will be accomplished by the acquisition of all the assets and the assumption of all the liabilities of an Acquired Mutual Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to the Acquired Mutual Fund’s shareholders in complete liquidation of the Acquired Mutual Fund. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4 and reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger. The pro forma financial information has also been adjusted to reflect the assumption that Nuveen Tradewinds Value Opportunities Fund distributes its undistributed net investment income of $411,995 and accumulated net realized gains of $1,554,039 to its shareholders, prior to its Subsequent Reorganization. Based on current expense levels, it is anticipated that the Acquired Mutual Funds’ expenses will exceed their expense caps and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or an affiliate will reimburse all of the Subsequent Reorganization expenses charged to the Acquired Mutual Funds. Therefore the pro forma financial information has not been adjusted to reflect the costs of the Subsequent Reorganizations as discussed in Note 4. Additionally, information for the Acquiring Fund and the Acquired Mutual Funds and for the Combined Fund Pro Forma has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. The tables below show the number of shares of each class that shareholders of the Target Fund and each Acquired Mutual Fund would have received had the Merger and each Subsequent Reorganization occurred at the end of the 12-month period indicated in Note 1.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Common	3,634,595	Class A

Nuveen Tradewinds Global All-Cap Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	1,110,314	Class A
Class C	1,074,111	Class C
Class R3	15,342	Class R3
Class I	1,533,339	Class I

Nuveen Tradewinds Value Opportunities Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	3,573,710	Class A
Class C	3,184,059	Class C
Class R3	89,654	Class R3
Class I	4,563,706	Class I

In accordance with accounting principles generally accepted in the United States of America, the Merger and each Subsequent Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund and each Acquired Mutual Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Target Fund(1)	$230,831,162	December 31, 2015
Nuveen Tradewinds Global All-Cap Fund	$94,585,691	December 31, 2015

Fund	Net Assets	As-of Date
Nuveen Tradewinds Value Opportunities Fund	$291,090,418	December 31, 2015
Acquiring Fund	$3,933,515	December 31, 2015
Combined Fund Pro Forma	$479,742,055	December 31, 2015

(1)	Before the estimated reduction of $585,000 of Merger costs and $138,147,697 of potential redemptions following the Merger.

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses assuming the Merger and the Subsequent Reorganizations had taken place on December 31, 2015. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund, each Acquired Mutual Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Fund in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the net assets of the Combined Fund Pro Forma presented in Note 2. Average Net Assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger and the Subsequent Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$122,233	0.03%
Shareholder servicing agent fees(2)	64,861	0.01%
Management fees(3)	(1,859,217)	-0.39%
Custodian fees(4)	(214,851)	-0.04%
Professional fees(4)	(118,994)	-0.02%
Shareholder reporting expenses(4)	(87,790)	-0.02%
Investor Relations(4)	(76,975)	-0.02%
Other(4)	(21,817)	-0.00	%(5)
Stock exchange listing fees(4)	(7,947)	-0.00	%(5)
Trustees fees(4)	(5,252)	-0.00	%(5)

Total Pro Forma Net Expense Adjustment	$(2,205,749)	-0.46%

(1)	Reflects a decrease in expense reimbursements. Fee waivers and/or expense reimbursements of the Acquiring Fund and the Combined Fund Pro Forma reflect the agreement that went into effect on June 1, 2016.
(2)	Reflects the expected increase in expenses due to the creation of new shareholder accounts.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Merger and the Subsequent Reorganizations to the Combined Fund Pro Forma’s average net assets. Management fees of the Acquiring Fund and the Combined Fund Pro Forma reflect the Acquiring Fund fee schedule that went into effect on June 1, 2016. The Combined Fund Pro Forma’s average net assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions following the Merger.
(4)	Reflects the anticipated reduction of certain duplicative expenses or expenses no longer incurred as a result of the Merger.
(5)	Rounds to less than -0.01%.

No significant accounting policies will change as a result of the Merger or the Subsequent Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger or the Subsequent Reorganizations.

Note 4—Costs of Merger and Subsequent Reorganizations

The Merger costs (whether or not the Merger is consummated) will be borne by the Target Fund and are estimated to be $585,000. These costs represent the estimated nonrecurring expenses of the Target Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Target Fund. The Acquiring Fund will not be charged any expenses in connection with the Merger. The pro forma financial information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Target Fund. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolios solely as a result of the Merger.

The costs of the Subsequent Reorganizations are estimated to be approximately $340,000. However, because expenses of the Acquired Mutual Funds are expected to exceed their expense caps, it is anticipated that Nuveen Fund Advisors or an affiliate will reimburse all Subsequent Reorganization costs that would otherwise be charged to the Acquired Mutual Funds, whether or not the Subsequent Reorganizations are consummated. In addition, the Acquiring Fund is not expected to experience any cost savings due to the Subsequent Reorganizations and thus is not expected to be allocated any Subsequent Reorganization costs. Therefore, the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Subsequent Reorganizations. Subsequent Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Subsequent Reorganizations had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of any material portion of the securities of Nuveen Tradewinds Global All-Cap Fund (i.e., less than 5%) in order to remain compliant with the Acquiring Fund’s investment policies and restrictions. With respect to Nuveen Tradewinds Value Opportunities Fund, the Acquiring Fund does not expect to dispose of any material portion of the securities of Nuveen Tradewinds Value Opportunities Fund in order to remain compliant with the Acquiring Fund’s investment policies and restrictions, taking into account the repositioning by Nuveen Tradewinds Value Opportunities Fund in connection with the sub-adviser change as of August 1, 2016 and that Acquired Mutual Fund’s investment policy to take effect following shareholder approval of its Subsequent Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2015, the Target Fund had $45,120,197 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, and Nuveen Tradewinds Global All-Cap Fund had $189,462,683 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. For both Funds, the capital losses are not subject to expiration. Nuveen Tradewinds Value Opportunities Fund and the Acquiring Fund did not have any unused capital loss carry forwards as of December 31, 2015.

OTHER INFORMATION

Additional Information About the Funds

Portfolio Managers

James T. Stephenson, CFA, and Thomas J. Ray, CFA, are responsible for the day-to-day implementation of the investment strategies of the Target Fund and the Acquiring Fund.

Compensation

NWQ’s portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Each portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

Additionally, certain portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Finally, certain key employees of NWQ have received long-term equity awards tied to the performance and growth of NWQ.

Other Accounts Managed

In addition to the Funds, as of May 31, 2016, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
James T. Stephenson	Registered Investment Companies	3	$2.8 million	0	$0
	Other Pooled Investment Vehicles	1	1.0 million	0	0
	Other Accounts	94	16.6 million	0	0
Thomas J. Ray	Registered Investment Companies	6	1.4 billion	0	0
	Other Pooled Investment Vehicles	2	102.5 million	0	0
	Other Accounts	3,445	1.0 billion	0	0

Conflicts of Interest. Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

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With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

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Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by the Target Fund’s portfolio manager as of May 31, 2016:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in the Fund
James T. Stephenson	Target Fund	None
	Acquiring Fund	$10,001 - $50,000
Thomas J. Ray	Target Fund	None
	Acquiring Fund	$1 - $10,000

Code of Ethics

The Funds, the Adviser, NWQ and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

Proxy Voting Policies

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, NWQ has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by NWQ. ISS provides voting recommendations based upon established guidelines and practices. See “ISS Standard Proxy Voting Guidelines” below. NWQ reviews and frequently follows ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ’s clients hold any securities of that company, NWQ will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by NWQ and ISS does not offer a recommendation on the matter, NWQ shall disclose the conflict and NWQ’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although NWQ has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, NWQ does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, NWQ is unable to consider such information when determining whether there are material conflicts of interests.

ISS Standard Proxy Voting Guidelines (excerpted from published ISS materials). The ISS Standard Proxy Voting Guidelines address a wide variety of topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the ISS Standard Proxy Voting Guidelines to the particular proxy issues.

When developing recommendations on management and shareholder proposals at publicly traded companies, ISS relies on four key voting principles: accountability, stewardship, independence and transparency. These principles guide ISS when assisting institutional investors with meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

ISS applies the following considerations when making recommendations based on the four voting principles:

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Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

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Stewardship. A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

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Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

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Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

Voted Proxies. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.